EXHIBIT 10.1

Commercial Multi-Property Agreement of Purchase and Sale,

Together with Related Amendments

IMPORTANT NOTE:

Certain information contained in the originally executed copy of the Commercial Multi-Property Agreement of Purchase and Sale, as well as in the related amendments thereto, has been omitted from the following Exhibit 10.1 pursuant to a request for confidential treatment delivered by the Registrant to the Office of the Secretary of the Securities and Exchange Commission simultaneously with the filing of this Form 10-Q.  The omitted information has been replaced with the symbol “***” to notify readers that such information has been omitted.  The omission of this information appears on many of the pages of the Commercial Multi-Property Agreement of Purchase and Sale, as well as the related amendments thereto.

The Registrant has separately filed in paper format with the Securities and Exchange Commission, together with the aforementioned request for confidential treatment, a complete version of the Commercial Multi-Property Agreement of Purchase and Sale, including the related amendments thereto, which does not omit any information for which confidential treatment is being sought.

TABLE OF CONTENTS

ARTICLE I. SUBJECT OF SALE
Section 1.1.	Sale of the Properties
Section 1.2.	Seller Relationships
ARTICLE II. PURCHASE PRICE
Section 2.1.	Purchase Price
Section 2.2.	Investment
Section 2.3.	Return of Deposit
Section 2.4.	Additional Escrow Terms
ARTICLE III. TITLE EXCEPTIONS; DUE DILIGENCE
Section 3.1.	State of Title to be Conveyed
Section 3.2.	Title Reports
Section 3.3.	Title Objections
Section 3.4.	Removal of Title Objections
Section 3.5.	Deliveries by Seller
Section 3.6.	No Representations Regarding Due Diligence Materials
Section 3.7.	Access to the Property
Section 3.8.	Return of Information Upon Termination
Section 3.9.	Study Period
ARTICLE IV. ASSESSMENTS
Section 4.1.	Assessments
ARTICLE V. EXPENSES
Section 5.1.	Expenses
Section 5.2.	Survival

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ARTICLE VI. APPORTIONMENTS
Section 6.1.	Apportionments
Section 6.2.	Goods and Services
Section 6.3.	Leasing Costs
Section 6.4.	Reapportionment
Section 6.5.	Monthly Statements
Section 6.6.	Security Deposits
Section 6.7.	Capital Expenses
Section 6.8.	Timing
Section 6.9.	Survival
ARTICLE VII. CONDITIONS TO CLOSING AND THE CLOSING
Section 7.1.	Conditions to Sellers’ Obligation to Sell
Section 7.2.	Conditions to Buyer’s Obligation to Purchase
Section 7.3.	Adjournment of Closing Date
Section 7.3.	No Financing Contingency
Section 7.4.	Closing
ARTICLE VIII. SELLERS’ REPRESENTATIONS
Section 8.1.	Sellers’ Representations
Section 8.2.	Representation Survival
Section 8.4.	Limitations on Sellers’ Representations
Section 8.5.	Buyer’s Knowledge
Section 8.6.	Sellers’ Knowledge
Section 8.7.	Sellers’ Representations and Warranties
ARTICLE IX. BUYER’S REPRESENTATIONS
Section 9.1.	Buyer’s Representations
Section 9.2.	Survival

ARTICLE X. LIKE KIND EXCHANGE
Section 24.18.	Like-Kind Exchange
ARTICLE XI. TAX REASSESSMENT OR REDUCTION PROCEEDINGS
Section 11.1.	Tax Reassessment or Reduction Proceedings
ARTICLE XII. CONDITION OF PROPERTIES; RELEASE OF CLAIMS
Section 12.1.	Condition of Properties
Section 12.2.	Release of Claims
ARTICLE XIII. DELIVERIES AT CLOSING
Section 13.1.	Deliveries at Closing
ARTICLE XIV. DEFAULT; DAMAGES
Section 14.1.	Buyer Defaults
Section 14.2.	Seller Defaults
Section 14.3.	Right to Cure
Section 14.4.	Defaults Discovered Post Closing
Section 14.5.	Limitation on Seller’s Default
Section 14.6.	Termination of Related Purchase Agreements
Section 14.6.	Survival
ARTICLE XV. OPERATION OF PROPERTIES UNTIL CLOSING
Section 15.1.	Operation of the Properties
Section 15.2.	Books and Records
Section 15.3.	Change in Condition of Property Prior to Closing
Section 15.4.	Deemed Consent
Section 15.5.	No Termination
Section 15.6.	Continued Operation by Sellers

ARTICLE XVI. CASUALTY AND CONDEMNATION
Section 16.1.	Condemnation
Section 16.2.	Casualty
Section 16.3.	Termination
ARTICLE XVII. NOTICES
Section 17.1.	Notices
ARTICLE XVIII. INVESTMENT BANKER AND BROKER
Section 18.1.	Investment Banker and Broker
ARTICLE XIX. ASSIGNMENT
Section 19.1.	Assignment
ARTICLE XX. FURTHER ASSURANCES
Section 20.1.	Further Assurances
ARTICLE XXI. CONFIDENTIALITY
Section 21.1.	Confidentiality
ARTICLE XXII. PUBLIC DISCLOSURE - PRESS RELEASES
Section 22.1.	Public Disclosure
ARTICLE XXIII. DISBURSEMENTS BY ESCROW HOLDER
Section 23.1.	Actions by Escrow Holder
ARTICLE XXIV. MISCELLANEOUS
Section 24.1.	Entire Agreement
Section 24.2.	Modification
Section 24.3.	Captions
Section 24.4.	Governing Law
Section 24.5.	References
Section 24.6.	Certain Definitions
Section 24.7.	Exhibits

Section 24.8.	Successors and Assigns
Section 24.9.	Survival
Section 24.10.	Attorneys’ Fees
Section 24.11.	Severability
Section 24.12.	Counterparts
Section 24.14.	Recordation
Section 24.15.	Time of Essence
Section 24.17.	Escrow Holder

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EXHIBITS AND SCHEDULES

Exhibit A	Description of Land	Recital
Exhibit B	Tenant List	1.1(a), 1.1(b), 8.1(c)
Exhibit C	Service Contracts	1.1(e), 8.1(d)
Exhibit D	Form of Assignment and Assumption Agreement	1.1(e), 13.1(a)
Exhibit E	Construction Contracts	1.1(f)
Exhibit F	Equipment Leases	1.1(i)
Exhibit G	Form of Special Warranty Deed	3.1, 13.1(a)
Exhibit H	Property Evaluation Reports	3.5
Exhibit I	Assessments	4.1
Exhibit J	Outstanding Lease Obligations	6.3(a)
Exhibit K	Schedule of Rent Step Up	6.3(b), 6.3(e)
Exhibit L	Schedule of “Out for Signature” Leases	6.3 (c), 6.3(e)
Exhibit M	Schedule of Vacancy Leasing Costs	6.3(d), 6.3(e)
Exhibit N	Capital Expense Projects	6.7
Exhibit O	Form of Tenant Estoppel Certificate	7.2(b)
Exhibit P	Form of Seller’s Estoppel	7.2(b)
Exhibit Q	Buyer’s Additional Credits	6.3(e)
Exhibit R	Pending Claims	8.1(e)
Exhibit S	Security Deposits	8.1(g)
Exhibit T	Schedule of Tax Reduction Proceedings	8.1(h)
Exhibit U	Form of Bill of Sale	13.1(a)
Exhibit V	Form of Seller’s Title Affidavit	13.1(h)
Exhibit W	Form of FIRPTA Certification	13.1(k)
Exhibit X	Pre-Development Costs	6.1(8)
Exhibit Y	Leasing Guidelines	15.1(b)
Exhibit Z	Insurance Coverage	15.1(e), 16.2
Exhibit AA	Provisions Pertaining to Loan Assumptions	2.1(c)
Exhibit BB	Provisions Pertaining to Buildings Under Construction	7.5
Exhibit CC	Description of Portfolios	7.3
Exhibit DD	29G Construction Costs Incurred as of the Effective Date	15.1(h)
Exhibit EE	Form of Master Lease for Parcel 29G	15.1(h)
Exhibit FF	Required Tenants	7.2(b)
Exhibit GG	Title Questions	3.2, 3.9(b)

Schedule		Section
Schedule 1- A	List of Sellers	Recital
Schedule 1.1(i)	Bonds, Deposits and Similar Assurances	1.1(i)
Schedule 2.1	Purchase Price Allocation	2.1
Schedule 2.1(a)	Allocation of Security Deposit	2.1(a)
Schedule 3.1(a)	Preliminary Title Reports	3.1(a), 3.3
Schedule 3.1(f)	Surveys	3.1(f)
Schedule 3.9(b)	Tenants to be Interviewed	3.9(b)

AGREEMENT OF PURCHASE AND SALE

THIS AGREEMENT OF PURCHASE AND SALE (this “Agreement”) is made as of this January ___, 2006 (the “Effective Date”) by and among the entities listed on Schedule 1-A hereto (each, a “Seller” and, collectively, the “Sellers”), having an address at c/o The Mark Winkler Company, 4900 Seminary Road, Suite 900, Alexandria, Virginia 22311, and DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (“Buyer”), having an address at 600 East 96th Street, Suite 100, Indianapolis, Indiana 46240.

W I T N E S S E T H:

WHEREAS, each Seller is the owner of the tracts of land set forth next to such Seller’s name set forth on Schedule 1-A hereto, which tracts of land are more particularly described on Exhibits A attached hereto (such land, together with all appurtenances and rights, privileges, development rights, air rights, rights of way, and easements appurtenant thereto, are collectively referred herein to as the “Land”); and

WHEREAS, each Seller desires to sell to Buyer and Buyer desires to purchase from each Seller, each Property (as defined below), subject to the terms and conditions of this Agreement.  Certain of the Properties are grouped as portfolios as shown on Exhibit CC attached hereto (each, a “Portfolio”).

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, and intending to be legally bound hereby, Sellers and Buyer agree as follows:

ARTICLE I.

SUBJECT OF SALE

Section 1.1.            Sale of the Properties. Upon and subject to the terms and conditions herein contained, Sellers agree to sell, transfer, assign and convey to Buyer, and Buyer agrees to purchase from Sellers each Seller’s interest in: (a) the Land, (b) the buildings and other improvements, if any, located on the Land (the “Buildings”), and (c) except to the extent otherwise set forth herein, all of the other tangible and intangible property owned by Sellers in, on, attached to, appurtenant to, and used in the operation or maintenance of, the Land or the Buildings, including, without limitation, development rights and air rights, if any (collectively with the Land and the Buildings, the “Properties” and, each a “Property” or an “Individual Property”).  The sale of the Properties shall include, without limitation, the following:

(a)   Sellers’ interests as landlord under all leases, licenses and other occupancy agreements for space in the Buildings reflected in the tenant list attached as Exhibit B hereto (as the same may be amended, modified, renewed or extended in accordance with the terms of this Agreement, the “Leases”), together with all leases and other occupancy agreements relating to the Buildings entered into by Sellers after the Effective Date in accordance with the terms of this Agreement, to the extent the Leases do not expire or are not terminated prior to the Closing Date (as hereinafter defined) in accordance with the terms of this Agreement;

(b)   Sellers’ interests, if any, in all refundable security deposits, whether in the form of cash, letters of credit or other security, and, except as provided herein, advance rental payments held by Sellers in connection with the Leases, received from the tenants listed in Exhibit B attached hereto together with all other tenants pursuant to leases and other occupancy agreements relating to the Buildings entered into by Sellers after the Effective Date in accordance with the terms of this Agreement (the “Tenants”), including all accrued interest thereon which Tenants are entitled to receive;

(c)   Sellers’ interests, if any, in all licenses, permits, certificates, approvals, authorizations, variances and consents (collectively, the “Permits”) issued or granted by governmental and quasi-governmental bodies, officers and authorities exclusively in respect of the ownership, occupancy, use and operation of the Land or the Buildings to the extent assignable;

(d)   Sellers’ interest in all maintenance, parking management, supply, and other service contracts (collectively, the “Service Contracts”), but specifically excluding property management agreements, which property management agreements shall be terminated, at or prior to Closing, by the Seller whose Property is affected by such property management agreements at such Seller’s sole cost and expense.  All Service Contracts that, to Seller’s knowledge, are not terminable at Closing, are indicated on Exhibit C.  Except as provided below and subject to the terms and conditions of this Agreement, Buyer shall purchase the Properties subject to the Service Contracts and shall assume the obligations of Seller thereunder pursuant to the terms of an Assignment and Assumption Agreement, the form of which is set forth as Exhibit D.  Service Contracts that affect one or more properties in addition to the Properties to be purchased by Buyer pursuant to this Agreement shall be terminated by Seller effective as of the Closing Date.  During the Study Period, Buyer shall review the Service Contracts to determine which may be terminated by Seller prior to the Closing and which may not.  Seller agrees to provide notices of termination on or prior to the Closing for each of the Service Contracts that are terminable and that Buyer designates in writing during the Study Period for termination; provided that in no event shall Seller be obligated to terminate Service Contracts relating to maintaining warranties in connection with the Buildings and other improvements or that were obtained in connection with the initial construction or installation.  All termination fees, if any, arising out of a termination, shall be paid by Buyer at Closing;

(e)   All contract rights related to any construction activities on the Properties, including improvements required by any Leases, but only to the extent (i) assignable or transferable without penalty or payment by any of the Sellers (unless Buyer agrees to assume responsibility for such penalty or payment in a manner reasonably acceptable to Sellers) and/or (ii) such contract rights are not being retained on a non-exclusive basis by or on behalf of any of the Sellers for continuing development of Liberty Center III, including, without limitation, the following:  construction contracts, architectural contracts, engineering contracts, and other agreements related to construction activities on the Properties that will remain in existence after the Closing (collectively, the “Construction Contracts”).  Seller will assign to Buyer, and Buyer will assume from Seller, the Construction Contracts listed on Exhibit E pursuant to the terms of an Assignment and Assumption Agreement, the form of which is set forth as Exhibit D.

(f)    all right, title and interest of Sellers in and to any unpaid award for any taking of all or part of the Land or the Buildings;

(g)   all right, title and interest of Sellers in and to all assignable warranties and guaranties, if any with respect to the Land or the Buildings; and

(h)   all right, title and interest of Sellers in and to machinery, tools, equipment, fixtures and other tangible property in, on, attached to, appurtenant to and used by Sellers solely in the operation or maintenance of, the Land or the Buildings which are owned by Sellers including, without limitation, all inventory, supplies, building materials, tools, machinery and equipment in the condition, and of the volume, as existing on the Closing Date, it being understood that such items may be in need of repair, and Seller shall have no obligation to repair the same (the “Personal Property”), and all right, title and interest of Sellers under all equipment leases relating to the operation or maintenance of the Land or Buildings, which equipment leases are listed on Exhibit F attached hereto (the “Equipment Leases”).

(i)    Subject to the apportionment provisions of Article VI, the sale of the Properties shall exclude (i) all cash of any Seller (whether on hand or in bank accounts) other than the aforementioned unapplied security deposits, (ii) delinquent Tenant arrearages and accounts receivable as of the Closing Date, (iii) Sellers’ policies of title insurance, (iv) computer programs which are not related solely to the operation of the Properties  or are not owned by Seller, (v) Sellers’ rights under this Agreement, (vi) all proprietary or licensed computer programs, (vii) all insurance proceeds with respect to events existing or occurring prior to, and other claims existing on, the Closing Date, other than the proceeds assigned to Buyer pursuant to Article XVI hereof, (viii) all bonds, letters of credit, deposits or similar assurances posted with governmental or quasi-governmental agencies or utility companies to secure performance of public improvements or payment obligations to utility companies, (ix) any items of personal property owned or leased (from anyone other than a Seller) by each Seller’s property manager and located in the property manager’s on-site or off-site property management office, (x) any items of personal property owned or leased (from anyone other than a Seller) by any Tenant at or on each Seller’s Property, and (xi) any Protected Information (as defined herein).  Buyer shall be responsible at its sole cost and expense to post (and to pay the cost of) all bonds, deposits or similar assurances to be posted with governmental or quasi-governmental agencies or utility companies in connection with the development, ownership, operation and maintenance of the Property, as the same are listed on Schedule 1.1(i) attached hereto.

(j)    Each Seller quitclaims to Buyer any rights it may have to use the names “Mark Center”, “TransDulles Centre”,  and “Liberty Center”, and the related logos, and Buyer shall have the non-exclusive right, together with other property owners, to use such names.  Buyer hereby acknowledges that Seller makes no representations or warranties concerning any patents, trademarks, copyrights or other intellectual property rights.

Section 1.2.            Seller Relationships.  Notwithstanding anything contained in this Agreement to the contrary, the representations, covenants and obligations of each individual Seller under this Agreement shall be limited to the representations, covenants and obligations of such Seller set forth in this Agreement, as applicable to such Seller and to such Seller’s Property only.  The obligations of the Sellers under this Agreement are not joint and several.  No Seller shall be responsible for the obligations of any other Seller under this Agreement.  No Seller shall be subject to claims, damages or remedies attributable to any breach of this Agreement by another Seller.

ARTICLE II.

PURCHASE PRICE.

Section 2.1.            Purchase Price.  The aggregate purchase price for the Properties (the “Purchase Price”) is EIGHT HUNDRED THIRTY-SEVEN MILLION THREE HUNDRED SIXTY-SIX THOUSAND NINETY ONE AND 00/100 DOLLARS ($837,366,091), which represents the sum of the purchase price allocated to each Property as shown on Schedule 2.1, payable by Buyer as follows.  Parcel 20 Seller may also be entitled to the increase in the Purchase Price allocable to its Property pursuant to the terms of Section 15.1(i) below:

(a)   Buyer shall, within one (1) Business Day (as defined below) after full execution of this Agreement, deliver to First American Title Insurance Company (in such capacity, the “Escrow Holder”) the amount of **** of the ******** ***** in the form of a letter of credit (as provided below) or by wire transfer of immediately available good funds to an account designated by Escrow Holder (together with any interest earned thereon, the “Initial Deposit”).  Provided this Agreement is not terminated by the end of the ***** ******** **** (as defined below), Buyer shall, within one (1) Business Day after the ***** ******** ****, deposit with Escrow Holder an additional amount (together with any interest earned thereon, the “Additional Deposit”) such that the sum of the Initial Deposit and the Additional Deposit shall equal **** ******* **** of the ******** *****.  The Additional Deposit shall be in the form of a letter of credit (as provided below) or by wire transfer of immediately available good funds to an account designated by Escrow Holder.  As used herein, the term “Deposit” shall mean the Initial Deposit together with the Additional Deposit, from and after the date that the Additional Deposit is required to be made.  The Deposit shall be allocated to the Properties as set forth on Schedule 2.1(a).  The Deposit shall be non-refundable; provided, however, that the Deposit (or the appropriate allocable portion thereof) shall be refundable to Buyer if  Buyer terminates this Agreement in accordance with the provisions of this Agreement which expressly provide for the return of any portion of the Deposit to Buyer upon such termination.  At the election of Buyer, the Deposit (or any portion thereof) may be in the form of one or more irrevocable letters of credit issued by a U.S. federally insured commercial bank approved by Sellers for the benefit of Escrow Holder, each of which shall have an initial term of at least one year, the form and substance of which shall be acceptable to Sellers and Escrow Holder.  If Buyer and Seller cannot agree upon the issuer of a letter of credit or the form or substance of such letter of credit, the Deposit shall be in cash.  If at any time during the term of the Agreement, any letter of credit will expire within thirty (30) days, Buyer shall deliver to Escrow Holder either a replacement letter of credit, or an endorsement to the letter of credit, extending the expiration date of the Letter of Credit for at least one (1) year, or to a date that is thirty (30) days following the scheduled Closing Date, whichever is earlier.  If a replacement letter of credit or endorsement is not provided to Escrow Holder as required by the preceding sentence within seven (7) Business Days of the expiration date, Escrow Holder shall draw upon the letter of credit and the proceeds thereof shall be held by Escrow Holder as the Deposit under this Agreement.  Escrow Holder shall draw upon and deliver the proceeds of a letter of credit (or applicable portion thereof) to a Seller whenever the terms of this Agreement require the Deposit or a portion thereof to be delivered to such Seller, including following an event of default by Buyer that has not been cured during any requisite cure period, and shall deliver such letter of credit to Buyer whenever the terms of this Agreement require the Deposit to be delivered to Buyer.  Each letter of credit shall provide that it may be drawn upon by Escrow Holder upon presentation, to issuer, of the original letter of credit together with a site draft and a written statement duly executed and acknowledged by an authorized representative of Escrow Holder, certifying that the amount drawn thereunder is being drawn upon by Escrow Holder pursuant to the terms and conditions of this Agreement; and

(b)   Buyer shall, on or before 11:00 a.m. (Eastern Time) on the Closing Date, deliver to Escrow Holder, by bank wire transfer of immediately available funds to an account designated by Escrow Holder no less than three (3) Business Days prior to Closing, the Purchase Price less the amount of any cash Deposit which is being paid to Seller at Closing.  At the Closing, Escrow Holder shall deliver to Sellers the Purchase Price as adjusted to reflect prorations and other adjustments made pursuant to Article VI.  Except as otherwise provided in this Agreement, Escrow Holder shall hold all amounts deposited by Buyer under this Section 2.1(b) for the benefit of Buyer until delivered to Sellers at the Closing and Buyer shall be entitled to a credit against the Purchase Price for all interest paid to Sellers that is earned on such amounts from the date of the deposit until the Closing.

(c)   The Purchase Price is subject to adjustment pursuant to the terms of the loan assumption provisions set forth on Exhibit AA attached hereto and made a part hereof.

Section 2.2.            Investment.  The cash portion of the Deposit shall be deposited by Escrow Holder into an interest bearing account approved by Buyer and Seller and paid by Escrow Holder in accordance with the terms and provisions of this Agreement.

Section 2.3.            Return of Deposit.  Promptly after the receipt by Escrow Holder of (a) notice of any demand by either party claiming that it is entitled to the Deposit (or any portion thereof) or (b) any other claim or the commencement of any action, suit or proceeding by either party, Escrow Holder shall send a copy of such notice to the other party and inform the other party of such claim; but the failure by Escrow Holder to give such notice shall impose no liability on the Escrow Holder so long as Escrow Holder does not release the Deposit.  If Escrow Holder shall receive written notice from either party within five (5) Business Days after delivery of such notice to the other party instructing Escrow Holder not to deliver the Deposit to the requesting party or to otherwise hold the Deposit, or if for any reason there is any dispute or uncertainty concerning any action to be taken hereunder, Escrow Holder shall take no action and shall continue to hold the Deposit until it has received instructions in writing concurred to by Sellers and Buyer or until directed by final order or judgment of a court of competent jurisdiction, whereupon Escrow Holder shall take such action in accordance with such instructions or such order.  If no written notice is received by Escrow Holder within such five (5) Business Day period, Escrow Holder shall deliver a second notice to the other party, and if no response is received within five (5) Business Days thereafter, Escrow Holder may deliver the Deposit to the party which made such demand.

Section 2.4.            Additional Escrow Terms.  (a) Sellers and Buyer hereby appoint Escrow Holder to act as the escrow agent under the terms of this Agreement, and Escrow Holder has agreed to accept such appointment under the terms of this Agreement.  The duties and responsibilities of Escrow Holder shall be limited to those expressly set forth in this Agreement.  No implied duties of Escrow Holder shall be read into this Agreement.

(b)   Upon receipt of the Deposit, Escrow Holder shall provide written notice to Sellers and Buyer acknowledging such receipt.  Concurrently with the delivery of this Agreement, Buyer shall deliver to Escrow Holder an executed W-9 Form from Buyer stating Buyer’s federal tax identification number.

(c)   Escrow Holder shall be entitled to rely upon the authenticity of any signature and the genuineness and/or validity of any writing received by Escrow Holder pursuant to or otherwise relating to this Agreement.  Escrow Holder shall not be responsible or liable in any respect on account of the identity, authority or rights of any person executing, depositing or delivering or purporting to execute, this Agreement, or on account of or by reason of forgeries, false representations, or the exercise of Escrow Holder’s discretion in any particular manner, nor shall Escrow Holder be liable for any mistake of fact or of law or any error of judgment; provided, however, that nothing in this Agreement shall limit Escrow Holder’s liability for any claim arising out of Escrow Holder’s negligence, willful misconduct or breach of this Agreement.  Under no circumstances shall Escrow Holder be liable for any general or consequential damages or damages caused, in whole or in part, by the action or inaction of Sellers or Buyer (collectively, the “Interested Parties”) or any of their respective agents or employees.  Escrow Holder shall not be liable for any damage, loss, liability, or delay caused by accident, strike, fire, flood, war, riot, equipment breakdown, electrical or mechanical failure, act of God or any cause which is beyond its reasonable control.

(d)   Escrow Holder shall not be responsible in any manner whatsoever for:  (i) any failure or inability of any Interested Party, or of any one else, to perform or comply with any of the provisions of this Agreement or any other instrument or agreement referred to herein; (ii) the failure to return all or any part of the Deposit by any financial institution in which the Deposit is deposited; or (iii) any investment decision with respect to the Deposit.  Furthermore, Escrow Holder shall not be responsible for the collection of any checks deposited with it.

(e)   Escrow Holder shall not be bound or in any way affected by any notice of any modification or cancellation of this Agreement, of any fact or circumstance affecting or alleged to affect the parties’ respective rights or liabilities hereunder other than as is expressly provided in this Agreement, unless notice of the same is delivered to Escrow Holder in writing, signed by the proper parties.

(f)    Sellers and Buyer jointly and severally agree to indemnify and hold harmless Escrow Holder from and against any and all reasonable costs, claims, damages or expenses (including, without limitation, reasonable attorneys’ fees and disbursements) howsoever occasioned that may be incurred by Escrow Holder acting under this Agreement or to which Escrow Holder may be put in connection with Escrow Holder acting under this Agreement, except for costs, claims or damages arising out of Escrow Holder’s willful misconduct, negligence or breach of this Agreement.

(g)   In the event of a dispute or conflicting demands or instructions with respect to any portion of the Deposit, Escrow Holder shall have the right to interplead such portion of the Deposit with a court of competent jurisdiction at the cost of Sellers and Buyer.

(h)   Sellers and Buyer reserve the right, at any time and from time to time, to substitute a new escrow agent in place of Escrow Holder pursuant to a writing executed by Sellers and Buyer which shall contain instructions to Escrow Holder regarding disbursement of the Deposit to the new escrow agent.

ARTICLE III.

TITLE EXCEPTIONS; DUE DILIGENCE.

Section 3.1.            State of Title to be Conveyed.  Each Seller’s interest in its Property shall be conveyed to Buyer at the Closing for such Property in fee simple by Special Warranty Deed in the form of Exhibit G attached hereto, free and clear of any and all liens, mortgages, deeds of trust, security interests, encumbrances and other title matters, except for the following “Permitted Encumbrances”:

(a)   the standard pre-printed exclusions from coverage contained in the ALTA form of owner’s title policies issued by a title company selected by Buyer and reasonably acceptable to Sellers (in such capacity, the “Title Company”) and those specific items identified on the marked form of Schedule B-II of the preliminary title reports listed on Schedule 3.1(a) hereto (as same may have been updated, amended or modified prior to the Effective Date, the “Preliminary Title Reports”) prepared by the Title Company for each Property, as listed on Schedule 3.1(a) hereto, subject to the following:  (1) exception B-2(1) is subject to the provisions of Section 3.3 of this Agreement; (2) exception B-2(a) shall be a permitted exception only as to tenants or licensees, as tenants or licensees only, under unrecorded leases or licenses; (3) exception B-2(b) is a Permitted Exception only as to easements shown on the Surveys received during the Study Period; (4) exception B-2(c) is subject to the provisions of Section 3.3 hereof; and (5) exception B-2(d) shall be deleted and replaced with any specific survey exceptions taken by the Title Company in the owner’s policy;

(b)   the Leases that exist as of the Closing for each Property (including the Leases that exist as of the Effective Date and such Leases that are entered into, modified or renewed after the date of this Agreement not in violation of this Agreement, but excluding those Leases that have expired or have been duly terminated);

(c)   all liens of general real estate taxes and assessments, assessments in connection with any proposed Dulles Rail extension (if applicable), personal property taxes and all water, sewer, utility, trash and other similar charges and assessments that are not yet due and payable, it being agreed that all such amounts due and payable as of Closing shall be paid in full by Seller, subject to proration for the month and year of Closing, as set forth in this Agreement;

(d)   Intentionally deleted;

(e)   all liens, encumbrances and other defects or exceptions to title insurance coverage caused by (i) Buyer; (ii) any of Buyer’s representatives; or (iii) any of the Sellers or any of their respective representatives at Buyer’s or any Buyer’s representative’s written request;

(f)    matters shown on those certain ALTA/ACSM Land Title Surveys listed on Schedule 3.1(f) (as same may have been updated, amended or modified prior to the Effective Date, the “Surveys”), provided that this item (f) shall not be listed as a permitted exception in the Special Warranty Deed;

(g)   all liens, encumbrances and governmental obligations that either affect solely the property of a Tenant under a Lease or are the obligation of a Tenant to discharge, cure or comply with pursuant to the terms of its Lease, provided that this item (g) shall not be listed as a permitted exception in the Special Warranty Deed;

(h)   Intentionally Omitted;

(i)    all Title Objections (as defined below) approved or deemed approved by Buyer pursuant to Section 3.3 below; and

(j)    as to the Properties in the Mark Center Portfolio, any current and future burdens and requirements, financial or otherwise, arising from or in relation to any Transportation Management Plan applicable with respect to the Property, as such Transportation Management Plan may be from time to time amended (the “TMP”), provided that this item (j) shall not be listed as a permitted exception in the Special Warranty Deed, except to the extent appearing on the Preliminary Title Reports.

Section 3.2.            Title Reports.  Buyer acknowledges that it has received copies of, and, subject to Section 7.2, approves all documents relating to Permitted Encumbrances referred to in the Preliminary Title Reports and all other documents evidencing or relating to matters reflected in the Preliminary Title Reports.  Buyer will purchase from the Title Company an owner’s title insurance policy for each Individual Property insuring Buyer in the amount of the Purchase Price allocable to such Property (“Title Policies”).  In addition, Buyer may elect to purchase customary endorsements to the Title Policies, provided, however, the availability of any endorsements shall not be a condition to the Closing or a basis for a delay or extension of the Closing.  Buyer acknowledges and agrees that, except for the warranty in the Special Warranty Deeds and other Seller’s Documents delivered to Buyer at Closing, and any express warranty in this Agreement, Sellers make no representation or warranty regarding the condition of title to the Properties.  Notwithstanding anything to the contrary set forth herein, attached hereto as Exhibit GG is a list of title questions raised by Buyer (the “Title Questions”).  Buyer and Sellers acknowledge and agree that such Title Questions are neither deemed to be, nor precluded from qualifying as, Title Objections pursuant to Section 3.3 below.

Section 3.3.            Title Objections.   If any revision or update of any Preliminary Title Report or Survey discloses exceptions to title other than Permitted Encumbrances shown in the Preliminary Title Report, or Survey received during the Study Period, that would cause title to an Individual Property to be uninsurable or would render title unmarketable or constitute a monetary lien or judgment on a Property, or encumbers a Property materially and adversely (the foregoing, collectively, the “Title Objections”), Buyer shall so notify the Seller of the particular Property to which such Title Objection relates (“Buyer’s Objection Notice”): (a) on or before the fifth (5th) Business Day after receipt of any revision or update if received by Buyer on or before the fifth (5th) Business Day before the Closing Date, (b) on or before one (1) Business Day prior to the Closing Date if received by Buyer less than five (5) Business Days before the Closing Date (but prior to the Closing Date) or (c) on the Closing Date if Buyer becomes aware of same on the Closing Date (each such date, the “Objection Cut Off Date”), time being of the essence.  Such Seller shall have until the Closing Date (and may adjourn the Closing for such reasonable periods) to have each such Title Objection (i) insured over, (ii) removed, or (iii) corrected (each as selected by a Seller, a “Remedy”) (in the case of (i) or (iii), to the reasonable satisfaction of Buyer, but subject to Section 3.4 below); provided, however, nothing herein shall require a Seller to (I) bring any action or proceeding to remove any Title Objection or (II) take any steps, or incur any expense, in excess of *** ******* ******** ******* ********** in the aggregate to remove any Title Objections (except that each Seller shall be obligated to remove the following “Mandatory Cure Items”: (A) the mortgages or deeds of trust identified on the Preliminary Title Report that are not assumed by Buyer pursuant to Exhibit AA attached hereto, (B) any and all liens voluntarily placed by a Seller against its Property after the date of the applicable Preliminary Title Report in violation of this Agreement, (C) any and all liens arising by, through or under a Seller and (D) any other Title Objection that would cost not more than the foregoing *** ******* ******** ******* **********, in the aggregate, to remove).  Each Seller agrees to notify Buyer within five (5) Business Days of such Seller’s receipt of Buyer’s Objection Notice whether such Seller elects to endeavor to Remedy all or any of the Title Objections raised in Buyer’s Objection Notice.  Other than the exceptions to title which each Seller is required pursuant to this Section 3.3 to Remedy, any exception to title which Buyer does not raise pursuant to the terms hereof on or before the Objection Cut Off Date shall be deemed a Permitted Encumbrance and not a Title Objection.  If a Seller at or prior to the Closing Date (as the same may be extended) either (x) does not elect to Remedy a Title Objection, or (y) having elected to Remedy a Title Objection for any reason whatsoever does not do so, at or prior to the Closing Date (as the same may be adjourned), Buyer may at its sole and exclusive option within five (5) Business Days after a Seller fails to elect to Remedy a Title Objection or, with respect to any Title Objection that a Seller fails to Remedy after having elected to do so, on the Closing Date (as the same may be adjourned) either (1) terminate this Agreement with respect to such Individual Property to which such Title Objection relates and receive a return of the portion of the Deposit relating to such Individual Property as shown on Schedule 2.1(a) (and the applicable Seller and Buyer shall jointly instruct Escrow Holder to promptly return such portion of the Deposit to Buyer) and such Seller shall not have any further liability or obligation to Buyer hereunder nor shall Buyer have any further liability or obligation to such Seller hereunder with respect to that Individual Property, except for such obligations as are specifically stated in this Agreement to survive the termination of this Agreement, or (2) elect to accept title to the Individual Property as it then is without any reduction in, abatement of, or credit against the Purchase Price and such exceptions shall be deemed a Permitted Encumbrance; if Buyer fails to timely make either such election, Buyer shall be deemed to have elected option (1).

Section 3.4.            Removal of Title Objections.  Notwithstanding anything herein to the contrary, Sellers shall be deemed to have removed or corrected each exception that is not a Permitted Encumbrance if, in Sellers’ discretion and at Sellers’ sole cost and expense, Sellers either (a) take such actions as are necessary to eliminate (of record or otherwise, as appropriate) such Title Objection, (b) cause the Title Company to insure over or remove such exception that is not a Permitted Encumbrance as an exception to title in the Title Policy or affirmatively insure against the same (and confirmation that the Title Company will issue subsequent title policies on the Property with the same affirmative insurance), in each case without any additional cost to Buyer, whether such insurance is made available in consideration of payment, bonding, indemnity given by Sellers or otherwise , or (c) deliver (i) their own funds (or direct that a portion of the Purchase Price be delivered) in an amount needed to fully discharge any such exception to the Title Company with instructions for the Title Company to apply such funds to fully discharge any such exception, and (ii) if required by the Title Company, such instruments, in recordable form, as are necessary to enable the Title Company to discharge such exception of record.  Buyer shall have no right to direct the Title Company to apply any portion of the Purchase Price to cure a Title Objection without Sellers’ prior written approval.

Section 3.5.            Deliveries by Sellers.  Prior to the Effective Date, Buyer received an offering package with respect to the Properties (the “Offering Package”) distributed by a representative of Sellers.  Sellers through their agents, have also made available to Buyer an electronic war room (“War Room”) on its website where certain information relating to the Property has been posted. Data in this War Room includes the Leases, and current environmental reports, Property Evaluation Reports listed on Exhibit H, Argus modeled building-by-building cash flow projections, Pro Forma Development Budgets, updated title reports, and updated surveys.  The due diligence materials delivered (or made available) by Seller or its agent, including, without limitation, those due diligence materials found in the War Room or Offering Package (together with any other information provided to Buyer by the Sellers in accordance with this Agreement, the “Due Diligence Materials”) do not (and are not intended to) include any Protected Information (as defined below).  Prior to Closing, each Seller will cooperate with Buyer and shall use commercially reasonable efforts to make available other specific information relating to such Seller’s Property (other than Protected Information) that Buyer may reasonably request to the extent in such Seller’s or its agent’s possession or control and to the extent readily available.  Notwithstanding the foregoing, it shall not  in and of itself be deemed a default by Sellers under this Agreement if Sellers do not deliver or make available any due diligence material to Buyer, nor will the same constitute a failure of a condition to Closing unless and to the extent expressly provided to the contrary in this Agreement.  As used herein, the term “Protected Information” means any one or more of the following: any internal valuation records, personnel records, all internal communications, including projections and internal memoranda or materials, budgets, reports, strategic plans, internal analyses, computer software, submissions relating to obtaining internal approvals, information that is considered privileged, confidential or proprietary by Seller and information protected by the attorney-client privilege or work product doctrine.

Section 3.6.            No Representations Regarding Due Diligence Materials.  Except as expressly set forth in Article VIII, by making available to Buyer, or furnishing Buyer with the Due Diligence Materials, Sellers do not make any warranty or representation with respect to the accuracy, completeness, conclusions or statements expressed in the Due Diligence Materials.  Sellers shall make available to Buyer, or furnish Buyer with, any material updates of the Due Diligence Materials upon receipt by Sellers, but failure to deliver or make available the same shall not in and of itself constitute a default hereunder, or otherwise constitute a failure of a condition to Closing unless and to the extent expressly provided to the contrary in this Agreement.  Buyer hereby waives any and all claims against Sellers or any party that prepared or furnished the Due Diligence Materials arising out of any inaccuracy, incompleteness, conclusions or statements expressed in the Due Diligence Materials furnished or made available by Sellers or any other party (provided the foregoing shall not limit claims Buyer may have against Sellers for misrepresentations or breaches of warranties expressly set forth in Article VIII of this Agreement).

Section 3.7.            Access to the Property.

(a)   Provided Buyer has delivered evidence of Buyer’s Liability Insurance (as hereinafter defined) to Sellers and Sellers have approved the same (which approval shall not be unreasonably withheld, conditioned or delayed), Sellers will allow Buyer and its employees, agents, prospective lenders, attorneys, contractors and representatives (collectively, “Buyer Representatives”), prior to the Closing Date at reasonable times during normal business hours upon two (2) Business Days’ prior notice (but subject to the rights of Tenants under their Leases), to enter upon the Properties (i) for the purpose of performing surveys, physical inspections, engineering studies and environmental assessments which Buyer may reasonably desire (“Investigations”).  Buyer shall be solely responsible for all of the costs and expenses of any Investigations and shall conduct such Investigations in good faith and with due diligence.  Notwithstanding the foregoing, without Seller’s prior approval, which shall not be unreasonably withheld, conditioned or delayed, Buyer shall not be permitted to conduct any Investigations which involve invasive or destructive testing of the Properties (or any portion thereof and including, without limitation, any boring of the Properties in connection with an environmental audit or otherwise) or any alteration of the Properties (or any portion thereof).  In the event Sellers do provide their consent to any such invasive testing or alteration, Buyer shall promptly restore the applicable Property to its condition immediately prior to such test or alteration.  Buyer shall provide Sellers with evidence that applicable contractors have named Sellers and The Mark Winkler Company (the “Manager”) as additional insureds in their respective insurance policies, which insurance policies must be approved by Sellers in their reasonable discretion and maintained through the Closing Date.  Buyer shall (x) fully comply with all laws, rules and regulations applicable to Properties and/or the Investigations and all other activities undertaken in connection therewith, (y) not interfere with the use, occupancy, management, maintenance or operation of the Properties (or any portion thereof) by Sellers,  Manager, the Tenants under the Leases or other occupants of the Properties (or any of their respective agents, representatives, guests, invitees, contractors, or employees), and (z) permit Sellers to have a representative present during all Investigations undertaken hereunder.  With at least two (2) Business Days prior written notice from Buyer, Sellers shall arrange for Buyer to conduct tenant interviews, provided such Tenants are agreeable to such interview, and Sellers shall have the right to have a representative accompany Buyer on such interviews.  Buyer may not, however, request any governmental investigations or inspections of the Properties; provided, however, nothing contained herein shall prevent Buyer from meeting with governmental agencies to discuss and confirm the zoning of the Properties.  Buyer hereby agrees to indemnify, defend and hold harmless Sellers, Manager and each other Released Party (as hereafter defined) from and against any and all loss, cost, expense, damage, claim and liability (including, without limitation, reasonable attorneys’ fees and disbursements), suffered or incurred by Sellers, Manager or any other Released Party and arising out of or in connection with (I) Buyer and/or Buyer’s representatives entry upon the Properties, (II) any Investigations and other activities conducted on the Properties by Buyer or Buyer’s representatives (but nothing contained herein shall impose any liability on Buyer solely as a result of Buyer’s mere discovery of a condition of the Property, including, but not limited to, environmental conditions), and (III) any liens or encumbrances filed or recorded against any Property as a consequence of any and all Investigations and other activities undertaken by Buyer or Buyer’s representatives.  Buyer shall procure, prior to entry upon the Properties, and maintain for at least one (1) year after the Effective Date commercial general liability insurance covering Buyer, Sellers,  Manager and the Properties for actions taken by Buyer or Buyer’s representatives, contractors, agents or invitees on an occurrence, as opposed to claims made, basis and providing for a combined single limit for bodily injury and property damage of not less than **** ******* *** ****** ******* *************** per occurrence issued by companies and in form and substance reasonably satisfactory to Sellers (“Buyer’s Liability Insurance”), which insurance requirements may be satisfied with a combination of  a primary policy and an excess policy, provided the same meet the requirements set forth in this Section 3.7(a).

All of Buyer’s General Liability Insurance shall be primary and not contributing with any insurance maintained by Sellers or Manager to the extent of Buyer’s indemnity contained in this Section 3.7.  Sellers and Manager shall be named as additional insureds under all of Buyer’s General Liability Insurance and Sellers and Manager shall be given written notice at least thirty (30) days prior to cancellation, material amendment or reduction of any such coverage.  The provisions of this Section 3.7 shall not in any way be deemed to amend the provisions of Article XII.  The indemnity set forth in this Section 3.7 shall survive the Closing and/or the termination of this Agreement until the Survival Date set forth in Section 24.9(a) hereof.

(b)   Except as otherwise expressly permitted by Section 3.7(a) hereof, Buyer and/or Buyer’s representatives shall not communicate or otherwise interfere with the Tenants or with the normal conduct by Sellers or the Manager of their business at the Properties.

Section 3.8.            Return of Information Upon Termination.  If this Agreement is terminated by either party as to one or more Individual Properties pursuant to the terms of this Agreement, then upon Sellers’ request, Buyer shall return to Sellers all Due Diligence Materials relating to the Individual Property or Properties as to which this Agreement has been terminated that were delivered to Buyer and/or Buyer’s general partners, and their principals, officers, employees, attorneys  or other persons acting for or on behalf of Buyer actively involved with the transactions contemplated by this Agreement (collectively, the “Receiving Party Representatives”) but expressly excluding any and all reports studies, data, analysis and surveys that Buyer and/or the Receiving Party Representatives discover, commission or generate in connection with or resulting from their due diligence activities on (or relating to) the Properties.  All of the Due Diligence Materials shall be maintained by Buyer in confidence, and Buyer acknowledges and agrees that the Due Diligence Materials are subject to the confidentiality provisions of Article XXI.  Buyer shall indemnify the Released Parties (as hereinafter defined) from and against any and all Claims resulting from, arising out of or in connection with Buyer’s and/or the Receiving Party Representatives’ breach of its obligations under this Section 3.8.  The obligations of Buyer set forth in this Section 3.8 shall survive the Closing or the termination of this Agreement until the Survival Date set forth in Section 24.9 below.

Section 3.9.            Study Period.

(a)   During the period (the “Study Period”) that commenced on ******* **, **** (the “***** ****** ************ ****”), and ends on ******* **, ****, at **** **** ******* **** (the “***** ******** ****”), the Buyer will be afforded the opportunity to confirm or examine whatever facts (“Facts”), as distinct from judgments (“Judgments”), in the Offering Package and the Due Diligence Materials and this Agreement it chooses to investigate.  In no event shall “Facts” include (i) any pro forma information, projections, forecasts, or opinions regarding present or future market conditions, (ii) any change, or potential change, in the market conditions which influence the Properties including, without limitation, the market rents for buildings in the northern Virginia and Washington D.C. metropolitan office market, the supply and demand forces affecting the northern Virginia and Washington D.C. metropolitan office market, (iii) the

Properties’ competitive position relative to their existing and new development competitors, occupancy/vacancy rates, collection loss allowances, if any, and projected growth rates, if any, in rents and expenses and levels of tenant packages (including tenants work and market driven leasing fees), (iv) the impact of the consummation of this transaction on the assessed value of the Properties, (v) the availability or limited availability or cost of obtaining terrorism and  other insurance, (vi) other income sources and amounts including, without limitation, overtime HVAC charges from the Properties, (vii) parking revenues and expense estimates, (viii) the applicability and amount of any Commonwealth of Virginia franchise tax, or (ix) whether any Building can be re-measured to include more net rentable area.

(b)   Subject to Section 3.9(c) below, Buyer may elect to terminate this Agreement with respect to an Individual Property by written notice received by Seller on or before the ***** ******** **** (the “Termination Notice”) if and only if Buyer determines during the Study Period that (i) it has been unable to resolve any Title Questions listed on Exhibit GG to Buyer’s reasonable satisfaction (regardless of whether such Title Questions constitute a Material Difference), (ii) Buyer has not been able to conduct tenant interviews with at least eight (8) of the eleven (11) Tenants listed on Schedule 3.9(b) attached hereto (regardless of whether the failure of Buyer to conduct any such interviews constitutes a Material Difference), or (iii) there are material adverse inconsistencies with respect to an Individual Property between (A) the Facts set forth in the Offering Package, the Due Diligence Materials and this Agreement, and those Facts known by Buyer on the Effective Date, and (B) Facts discovered by Buyer during the Study Period which inconsistencies, if known by Buyer on the Effective Date, would have caused Buyer to materially reduce the aggregate Purchase Price agreed to by Buyer under this Agreement for the Portfolio in which the Individual Property is located (each such material inconsistency being referred to herein as a “Material Difference”).  Buyer’s Termination Notice shall set forth a detailed, full and complete description of such inconsistencies (“Buyer’s Objections”).

(c)   Not later than five (5) Business Days following the date of Seller’s timely receipt of Buyer’s written Termination Notice, Seller shall elect one of the following by written notice to Buyer:

                                                (i) to accept Buyer’s termination of the Agreement with respect to the applicable Individual Property that is the subject of Buyer’s Objections or to terminate this Agreement in its entirety with respect to the Portfolio in which the Individual Property is located;

                                                (ii) to notify Buyer that it disputes Buyer’s termination; or

                                                (iii) to elect to reasonably cure the Material Difference constituting Buyer’s Objections either by crediting against the Purchase Price an amount equal to the diminution in value of the Individual Property resulting from the Material Difference to Buyer’s reasonable satisfaction, or curing to Buyer’s reasonable satisfaction the Buyer’s Objections.

(d)           In the event Seller disputes Buyer’s assertion that there is a Material Difference, or if Buyer disputes whether Seller has effected a reasonable cure of Buyer’s Objections (either by crediting the Purchase Price or otherwise) (each, a “Dispute”), then such party shall provide written notice to the other party that it is commencing the resolution mechanism described in this Section 3.9(d), and the operation of this Section 3.9(d) shall be the sole remedy of such party with respect to such Dispute.  Notwithstanding the foregoing, Buyer’s posting of the Additional Deposit shall be a condition precedent to Buyer’s right to commence the dispute resolution mechanism set forth in this Section 3.9(d).

                                                (i)            Within five (5) Business Days after Buyer has delivered notice of a Dispute to Seller or received notice from Seller of a Dispute, Buyer shall deliver to Seller a reasonably detailed analysis (together with supporting documentation) of such Material Difference or Seller’s failure to reasonably cure (as applicable, the “Disputed Information”), and within five (5) Business Days thereafter Buyer and Seller shall together present such Disputed Information to Bruce Lane, or, if he is unable or unwilling to serve, Gerard Leval,  (each of such individuals, an “Arbitrator”).  At that time, each party may also submit to the Arbitrator (with copies to the other party) any additional information that such party desires the Arbitrator to consider in rendering an opinion.  Within ten (10) Business Days after the presentation to the Arbitrator (for purposes of this Section 3.9(d), the “Evaluation Period”), the Arbitrator either shall request that the parties appear before the Arbitrator to present their positions and, if requested, present additional information, or the Arbitrator shall issue a written statement either (A) that there is or is not a Material Difference in Facts (as applicable), or (B) that Seller has or has not reasonably cured any Buyer Objection (as applicable).

                                (ii)           In the event that the Arbitrator determines that there is a Material Difference in Facts, or that Seller has not reasonably cured a Buyer Objection, the Arbitrator shall determine whether a credit against the Purchase Price, or another cure proposed by Seller, is a reasonable and satisfactory cure as contemplated in the second sentence of Section 3.9(c)(iii) above, provided that the Arbitrator shall take into consideration Buyer’s legal status as a real estate investment trust (“REIT”) and the regulations governing REITs in determining whether a cure is reasonable and satisfactory.  Any such proposed credit or cure shall be binding on the parties unless the amount of such credit, or the amount of such cure exceeds one-half of one percent (0.5%) of the Purchase Price allocated to the Individual Property to which such credit or cure relates, in which event Seller may notify Buyer within ten (10) Business Days following receipt of the Arbitrator’s determination of its election to terminate this Agreement with respect to the applicable Individual Property only. If the Arbitrator determines that no credit against the Purchase Price or other cure proposed by Seller would constitute a reasonable and satisfactory cure, then the applicable portion of the Deposit shall be returned to Buyer and all rights, obligations and liabilities of the parties hereunder shall be released and discharged with respect to the applicable Individual Property only, except that Buyer’s obligation to comply with Buyer’s indemnity and repair obligations in Section 3.7(a) and the confidentiality requirements of Section 3.8 and any other obligations of Buyer hereunder that expressly survive Closing shall survive termination (collectively, the “Buyer’s Surviving Obligations”).

                                (iii)          Fees and expenses of the Arbitrator shall be divided evenly between the parties.

                                (iv)          Determinations made by the Arbitrator pursuant to this Section 3.9(d) shall be binding between the parties.  In the event that either party refuses to abide by the decision of the Arbitrator, or fails to cooperate or timely respond to the dispute resolution mechanism set forth in this Section 3.9(d) such refusal shall be a default under Article XIV of the Agreement.  The Arbitrator shall not be liable to either party in connection with or as a result of this resolution mechanism hereunder.  No party shall sue, join, subpoena, or in any manner otherwise involve the Arbitrator in any action or proceeding.  The Closing Date for any Portfolio with Property that is subject to this Arbitration provision shall be extended to allow for all time periods to run fully.

ARTICLE IV.

ASSESSMENTS

Section 4.1.            Assessments.  If, on the Closing Date, the Properties, or any part thereof, shall be or shall have been affected by an assessment or assessments which are or may be payable in installments, then assessments that were due and payable during the period prior to the Closing Date shall be paid by Sellers and all assessments relating to the period on or after the Closing Date shall be paid by Buyer.  Any such assessment (less the amount thereof which any Tenant is obligated to pay directly to the assessing authority and for which Seller is not collecting monthly installments from such Tenant under the express terms of such Tenant’s Lease) shall be prorated as of 11:59 p.m.  on the day preceding the Closing Date (the “Proration Time”) and the net amount thereof shall be added to (if such net amount is in Sellers’ favor) or deducted from (if such net amount is in Buyer’s favor) the payment required pursuant to clause (b) of Section 2.1 above.

Section 4.2.            Assessments Survival Date.  The provisions of this Article IV shall survive the Closing until the Survival Date set forth in Section 24.9(a).

ARTICLE V.

EXPENSES

Section 5.1.            Expenses.  Each party shall pay its own costs and expenses in connection with the transactions contemplated hereby, including the fees and expenses of its attorneys, accountants, consultants and engineers.  In addition, Buyer shall pay (a) all of the escrow fees, if any, (b) all expenses of or related to the issuance of owner’s title insurance policies and any endorsements to Buyer’s policies of title insurance, (c) all expenses of obtaining, if applicable, any lender’s title insurance policy and any endorsements to such policy, (d) all city and state charges required to be paid to record documents in the official records of the Commonwealth of Virginia (the “Official Records”), (e) the cost of any updates to the Surveys initiated by Buyer, (f) one hundred percent (100%) of all state and local taxes and recordation fees that may be due in connection with the sale of the Properties (including with respect to Properties in Virginia the grantor’s tax imposed pursuant to Section 58.1-802 of the Virginia Code), (g) all due diligence expenses and charges for any engineering reports or appraisals commissioned by Buyer, and (h) all costs relating to any mortgage financing arranged by Buyer and any applicable assumption or other similar fees in the event that any mortgage is to be assumed; it being acknowledged and agreed by Buyer that Buyer’s obligations under this Agreement are not subject to, or contingent upon, the availability and/or consummation of financing.  All other closing costs that are customarily paid in a commercial real estate purchase and sale transaction in the Commonwealth of Virginia or in connection with Buyer’s financing (but exclusive of costs incurred in connection with the pay-off or release of Sellers’ financing, which shall be paid by Seller) shall be borne by Buyer.

Section 5.2.            Survival.  The provisions of this Article V shall survive the Closing or termination of this Agreement until the Survival Date set forth in Section 24.9(a).

ARTICLE VI.

APPORTIONMENTS

Section 6.1.            Apportionments.  The parties shall apportion, as of the Proration Time, the following in respect of each Property and the net amount thereof shall be added to (if such net amount is in the applicable Seller’s favor) or deducted from (if such net amount is in Buyer’s favor) the payment required pursuant to Section 2.1(b):

(a)   Rents, fees and other sums and charges (collectively, “Rents”) paid or payable by Tenants, including any advance payment of Rent, shall be adjusted and prorated as of the Proration Time but shall be paid on an as and when collected basis.  Any amount collected by Buyer or any Seller after the Closing Date, from Tenants who owe Rents for periods prior to the Closing Date, shall be applied (i) first, ** ******* ** ***** *** *** ***** ** ***** *** ******* **** ****** (the “******* *****”) (********* ***** **** ** ******* ** ************ *******), (ii) second, ** ******* ** ***** ** ******* ** ** *** ******* **** ** *** ****** **** ***** ** ******* *** *** **** **** ** **** **** *** **** ******* ** ********** ** **** ***** ** ******* (********* ** *** ****** ** *************) *** ********* ** * ****** ** ***** ** * ********** ********** ****, (iii) third, ** ******* ** ***** **** *** *** *** ****** ********* *** ******* *****, and  (iv) fourth, ** ******* ** ***** ** ******* *** ********* ******* ******** ** ****** **** *****.  If any Tenant specifies that any payment shall be applied to any delinquent rent, then the payment will be applied as directed by such Tenant.  Each such amount, less any costs of collection (including reasonable attorneys’ fees) reasonably allocable thereto, shall be adjusted and prorated as provided above, and the party who receives such amount shall promptly pay over to the other party the portion thereof to which it is so entitled.  With respect to delinquent amounts that have not been paid to the applicable Seller prior to the Closing Date, for a period of at least six (6) months following the Closing Date Buyer shall use commercially reasonable efforts (but shall not be required to undertake litigation or dispossessory actions), including, without limitation, sending written notices to Tenants of any arrearages, to collect such amounts from Tenants who owe Rents for periods prior to the Closing Date.  Sellers represent that as of the Effective Date no percentage rents are due pursuant to the Leases.  To the extent any such percentage rents become due and payable prior to the Closing Date, the parties shall apportion such percentage rents in a manner reasonably acceptable to the parties.

(b)   Payments by the Tenants under the Leases for utility costs, operating expenses, insurance costs and other escalation charges (excluding real estate tax payments and deposits) (collectively, “Expense Contributions”) shall be prorated as of the Proration Time by allocating each such payment ratably based on the number of days in the period to which the same applies, and shall be paid upon receipt.  Buyer and Sellers hereby acknowledge and agree that Expense Contributions are billed to, and paid by, Tenants on the basis of estimates of the expenses with respect to which Expense Contributions are payable.  Seller shall have the responsibility and authority to handle all 2005 expense reconciliations and all payments received therefor shall belong to Seller.  On or before the date that is one hundred eighty (180) days after the Closing Date (the “Reconciliation Date”), Sellers and Buyer shall agree to a final reconciliation of utility costs, operating expenses, insurance costs and other escalation charges (estimating in the parties’ reasonable judgment any amounts that are unknown or uncertain as of such date ) for that portion of 2006 that predates the Closing Date.  In the event such final reconciliation reveals a discrepancy from the Expense Contributions made by Tenants, as between Buyer and the applicable Seller, such discrepancy shall be allocated ratably between Purchaser and Seller on a per diem basis for the period to which it applies.

If either party shall have collected or shall have caused to be collected more than its share of such Expense Contributions attributable to 2006, as allocated pursuant to this Section 6.1(b), such party shall pay over to the other the amount of such excess as promptly as possible after such sums have been ascertained and paid.  In the event a Seller has collected less than its share of such Expense Contributions applicable to the period in 2006 prior to the Closing Date, such Seller shall receive a credit at Closing for the difference between the amount it actually collected and the amount it was entitled to collect, and Buyer shall collect such remaining amount from the Tenants.  The principles of Section 6.1(a) shall also apply to delinquencies in such Expense Contributions when collected; provided, however, that notwithstanding anything to the contrary contained herein, until the Reconciliation Date, Buyer shall be obligated to use commercially reasonable efforts (but Buyer shall not be required to undertake litigation or dispossess any such Tenants), including, without limitation, sending written notices to Tenants of any arrearages, to collect all amounts payable by Tenants pursuant to this Section 6.1(b).  Provided Buyer does not elect to sue a Tenant for such delinquencies, each Seller shall have the right to sue Tenants to collect such delinquencies, provided no action shall be taken to dispossess any such Tenant, and the expenses incurred in connection with such suit, and amounts collected, shall be apportioned as set forth in Section 6.1(a) above; provided, however, Buyer shall not be required to pay any expenses of any Seller in excess of Buyer’s share of rents collected.  If any Tenant is entitled to refunds of any such rents or charges, such refunds shall be allocated between and paid by the applicable Seller and Buyer in accordance with the foregoing principles.

(c)   Each of the following, to the extent the same is not required to be paid directly to the billing entity or vendor by any Tenant under its Lease, shall be adjusted as of the Proration Time, as follows:

(1)   All payments and deposits made by Tenants on account of real estate taxes including, without limitation, payments relating to the common areas, shall be adjusted by the parties as of the Proration Time in accordance with the parties’ respective responsibilities for the payment of such taxes as set forth in Section 6.1(c)(2), with the intention that the party that is liable for any portion of any tax shall be allocated the payments made by Tenants on account of such tax payments;

(2)   All real property taxes shall be adjusted by the parties as of the Proration Time on the basis of the fiscal period for which assessed.  If the Closing shall occur before the tax rate is fixed, the apportionment of taxes shall be based on the tax rate for the preceding period applied to the latest assessed valuation and, once the tax rate is fixed after the Closing, the parties shall adjust the real property tax apportionment accordingly.  Promptly after the date such tax rate is fixed, the party that shall have paid less than its share of the real property taxes shall promptly pay over to the other party the amount of such deficit;

(3)   To the extent possible, Sellers shall cause all utility meters which are not payable by Tenants to be read as of the Closing Date, and Sellers shall pay all charges for those utilities payable by Sellers with respect to the Properties which have accrued to and including the Closing Date, and Buyer shall pay all such expenses accruing after the Closing Date.  To the extent that final readings are not taken on the Closing Date, water, electricity, and sewer charges and rents and vault taxes, fees and charges, if any (other than those required to be paid directly to the utility companies by any Tenant under its Lease), shall be adjusted as of the Proration Time on the basis of the fiscal period for which assessed, but if any of such charges shall be payable on the basis of meter readings, then such charges shall be apportioned on the basis of meter readings made on a date (prior to the Closing Date) which is as close to the Closing Date as is reasonably practicable.  After Closing, upon the determination of the final meter readings as of the Proration Time, the party that shall have paid less than its share of the metered charges shall promptly pay over to the other party the amount of such deficit;

(4)   Fuel used in heating the Buildings (inclusive of fuel used for backup generators for which Seller is responsible) shall be adjusted as of the Proration Time on the basis of the written estimate by the applicable Seller’s fuel supplier of the quantity on or about the day preceding the Closing Date and Seller’s cost therefor (including sales tax, if any);

(5)   Charges, revenue(s) and deposits, if any, under any Service Contracts not terminated prior to Closing;

(6)   All customary items of revenue or expense not otherwise specifically provided for herein which are customarily prorated between a buyer and seller of real property shall be prorated as of the Proration Time in accordance with the custom governing such proration.  All advance payments to occupy space or use facilities within the Buildings shall be prorated as of the Proration Time by allocating each such payment ratably based on the number of days in the period to which the same apply; and

(7)   Expenses with respect to the parking facilities at the Properties, and charges and revenues(s) (i) with respect to monthly parking fees shall be apportioned in accordance with Section 6.1(a) and (ii) with respect to daily parking fees paid shall be apportioned on an interim basis based on the assumption that the same shall be equal to the amount of the daily average of charges and revenues paid for daily fees for the month immediately preceding the Closing and shall be re-adjusted as promptly as possible after the Closing to accurately reflect the daily charges and revenues paid for each day of the month in which the Closing occurs.

(8)   In addition to the Purchase Price, Buyer shall pay at Closing to Sellers or their designees an amount equal to the *************** ***** ***** ** ******* * attached hereto, and any ********** *************** ***** ******** ******* *** ******* **** not to exceed the ******* *** ***** ** ******* * ******** ****** (the “*************** *****”).

Section 6.2.            Goods and Services.  Except as to improvements required to be made by the landlord under the Leases pursuant to Section 6.3 below and except with respect to items otherwise covered by this Agreement, with respect to each Property:

(a)   Each Seller shall pay for all goods delivered and services rendered at or in connection with its Property prior to the Closing Date and (ii) Buyer shall pay for all goods delivered and services rendered at or in connection with the Properties which are in the process of being delivered or rendered on or after the Closing Date and ordered in the ordinary course of business; and

(b)   Unless otherwise provided in Section 6.1 above, as promptly as possible after the Closing Date, the parties shall adjust the cost of all goods delivered to and services rendered at or in connection with each Property by allocating to the applicable Seller that portion of the total cost of such goods and services which reflect the portion of the goods and services which is applicable to the period preceding the Closing Date and allocating the balance to Buyer.  If either party shall have paid less than its share of the cost of such goods and services as so allocated, such party shall promptly pay over to the other the amount of such deficit.

Section 6.3.            Leasing Costs.

(a)   As of the Closing Date, all leasing commissions, if any, for the current or initial lease terms for Leases entered into prior to the Effective Date hereof and for renewals, extensions or expansions of Leases properly exercised by Tenants as of the Effective Date and the cost of any improvements and tenant allowances required to be made by the landlord in the space to which any such Lease relates, shall have been paid by Sellers (or credited to Buyer if not due and payable as of Closing), including those costs and allowances set forth on Exhibit J attached hereto (the “Outstanding Lease Obligations”).  Those amounts listed on Exhibit J hereto in the column labeled “Seller

Obligation”, together with any other leasing costs which are the responsibility of Seller pursuant to the first sentence of this Section 6.3(a), shall be collectively referred to herein as “Sellers Outstanding Lease Obligations”.  All leasing commissions and tenant improvement costs and allowances for any renewals or extensions of the terms of Leases entered into prior to the Effective Date but which have not yet been exercised by the Effective Date (including, without limitation, any commissions payable in connection with a Tenant’s waiver of or failure to exercise a cancellation right) or any expansions of the premises covered thereby but which have not been exercised by the Effective Date (including those set forth in the column labeled “Buyers Obligations” on Exhibit J attached hereto), shall be paid by Buyer, which obligations are being expressly assumed by Buyer pursuant to the terms of this Agreement.  Subject to Sections 6.3(c) and (d) herein, Buyer shall pay its allocable share of leasing commissions payable in connection with any Leases (or extensions) entered into after the Effective Date in accordance with the terms of this Agreement, the value of any free rent periods, and the cost of any improvements and tenant allowances required to be made by the landlord in (i) the space to which any such Leases (or extensions) entered into after the Effective Date relate or (ii) other space in the Buildings pursuant to any requirements set forth in such Leases (or extensions) entered into after the Effective Date.  Seller’s allocable share of such costs, fees and expenses shall be prorated on the Closing Date based on the portion of the term of such Leases for which rent is being paid before and after the Closing Date.  At the Closing, Buyer shall receive a credit (the “Sellers Outstanding Lease Obligation Credit”) against the Purchase Price in an amount equal to the difference between (i) Sellers Outstanding Lease Obligations, minus (ii) the amounts actually paid on account of Sellers Outstanding Lease Obligations between the Effective Date and the Closing Date, as documented by Sellers with paid invoices or other reasonably satisfactory evidence of such payments.  Notwithstanding anything set forth in this Agreement to the contrary, following Closing there shall be no readjustment of the Sellers Outstanding Lease Obligation Credit; provided, however, that in the event that amounts have been paid prior to Closing by or on behalf of Sellers with respect to Sellers Outstanding Lease Obligations for which Sellers would not have provided a credit to Buyer at Closing but for a missing receipt or other reasonable evidence of payment required hereunder, then if, subsequent to the Closing, such receipt or other reasonable evidence of payment is provided, Buyer shall promptly pay to Sellers the amount relating thereto.  Notwithstanding anything set forth in this Agreement to the contrary, (i) all obligations with respect to Sellers Outstanding Lease Obligations shall be expressly assumed by Buyer from and after the Closing Date, and (ii) except with respect to Sellers Outstanding Lease Obligations Credit, Buyer shall not be entitled to any credit hereunder for any Outstanding Lease Obligations.

(b)   Attached hereto as Exhibit K is a description of certain Tenant rent increases scheduled to occur in calendar year 2006 (each such increase, the “Rent Step-Up”).  If the Rent Step-Up has not occurred for a Tenant listed on Exhibit K on or prior to the Closing Date, Buyer shall receive a credit against the Purchase Price in an amount equal to the difference between (x) the amount of rent that would have been due from such Tenant from and after the Closing Date through the date the Rent Step-Up is scheduled to occur (the “Rent Step-Up Date”) had the Rent Step-Up occurred prior to the

Closing Date minus (y) the amount of rent actually due from such Tenant from and after the Closing Date through the Rent Step-Up Date.

(c)   Attached hereto as Exhibit L is a description of the leases that Sellers have identified as likely to be executed and under which the tenants are expected to commence paying rent during calendar year 2006 (each such lease, “Out-for-Signature Lease”), provided that Sellers shall not be deemed to have made any representation or warranty as to the likelihood of execution of the Out-for-Signature Leases by such tenants.  In addition, Exhibit L sets forth the amounts of leasing commissions and tenant improvement costs and allowances with respect to the Out-for-Signature Leases (the “Out-for-Signature Leasing Costs”) for which Sellers shall be responsible.  At Closing, Buyer shall receive a credit against the Purchase Price in an amount equal to (i) with respect to Exhibit L, Section IV, the difference between (x) the amount of rent that would have been due from such tenant from and after the Closing Date through December 31, 2006 (assuming such Out-for-Signature Leases were in effect during such period and tenant was paying rent thereunder) minus (y) the amount of rent which would be due in calendar year 2006 from such tenant from and after the “Projected OFS Lease Start Date” under such Out-for-Signature Lease as set forth on Exhibit L hereto, plus (ii) with respect to Exhibit L Section II, the difference between (x) the amount of rent that would have been due from such tenant from and after the Closing Date through December 31, 2006 (assuming such Out-for-Signature Lease renewal was in effect during such period and tenant was paying rent thereunder) minus (y) the amount of rent which would have been due from such tenant from and after the Closing Date through December 31, 2006 (assuming the Out-for-Signature Lease renewal is effective on the “Projected OFS Lease Start Date” under such Out-for-Signature Lease as set forth on Exhibit L hereto and tenant was paying rent thereunder), plus (iii) the unfunded Out-for-Signature Leasing Costs (as listed on Exhibit L, Sections I and III), if any.

(d)   Attached hereto as Exhibit M is a description of the vacant or assumed to be vacant leaseable space at the Property and the amounts of leasing commissions and tenant improvement costs and allowances (the “Vacancy Leasing Costs”) for which Sellers shall be responsible.  On the Closing Date, Buyer shall be entitled to receive a credit against the Purchase Price in an amount equal to the unfunded Vacancy Leasing Costs, if any.

(e)   Attached hereto as Exhibit Q is a description of the additional credits to which Buyer shall be entitled at Closing (the “Buyer’s Additional Credits”) to the extent Seller has not previously paid these items prior to Closing.

(f)    Notwithstanding anything to the contrary contained herein, in no event shall Buyer be entitled to receive an aggregate credit against the Purchase Price pursuant to Sections 6.3(a), (b), (c), (d) and (e) hereof in excess of ***********, and the amount of credit to which Buyer is entitled pursuant to this Section 6.3 shall be reduced by any amounts applied by Sellers to the expenses set forth in this Section 6.3.  The calculation of the amount of the forgoing maximum credit was determined using the formulas set forth in Sections 6.3(b), (c) and (d) above and assumes a Closing Date as of January 1, 2006 (as illustrated on Exhibits K, Exhibit L and Exhibit M hereby).  At the Closing, the calculation of the actual credit due pursuant Sections 6.3(b), (c) and (d) hereof shall be made based on such formulas and using the actual Closing Date hereunder.  If the Closing Date shall fall on a date other than the first of any month, the rent for such month shall be prorated for the purposes of determining the actual credit.  At Closing, Seller and Purchaser shall enter into an amendment to this Agreement that reflects the actual Purchase Price, as adjusted by the credits set forth in Sections 6.3(a), (b), (c), (d) and (e) above (the “Purchase Price Amendment”).

Section 6.4.            Reapportionment.  Any errors in the calculation of apportionments shall be corrected or adjusted, and paid, as soon as practicable (but not more often than monthly) after the Closing Date.  If it is impracticable to apportion certain items hereunder (including, without limitation, water and sewer charges and rents) by the Closing Date, such items shall be apportioned, and paid, as soon as practicable after the Closing Date.

Section 6.5.            Monthly Statements.  So long as amounts payable by Tenants for periods prior to the Closing Date remain outstanding, or any other amount that is to be apportioned between Buyer and Sellers pursuant to this Article VI remains subject to apportionment or adjustment, Buyer will provide Sellers with a monthly report of payments received and amounts paid by Buyer with respect to the applicable Tenants and categories of revenue and expense.  Buyer shall not modify or amend any Lease in a manner that will decrease the amount payable to Sellers pursuant to this Article VI.

Section 6.6.            Security Deposits.  All refundable Security Deposits under Leases not theretofore applied on or prior to the Closing Date by Sellers as landlord in accordance with the terms of an applicable Lease, with interest thereon to the extent any interest is required to be paid to such Tenants shall be delivered by Sellers to Buyer or Sellers may elect to give Buyer a credit against the Purchase Price in the amount of such Security Deposits.  Sellers shall not apply Security Deposits for any Tenants that are in default of their Leases from and after the Effective Date until Closing, without the consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed.  Sellers shall reasonably cooperate, at no cost to Seller, with Buyer’s efforts to cause any Security Deposits in the form of a letter of credit to be assigned to Buyer at Closing, including executing any transfer requests.  Prior to the transfer of any such letters of credit to Buyer, Sellers shall cooperate with Buyer and take any action required by Buyer related to the letters of credit (including executing any draw requests), provided that Buyer shall indemnify Sellers against any damages Sellers might suffer as a result of following Buyer’s instructions.

Section 6.7.            Capital Expenses.  Except for the capital expenses for the projects identified on Exhibit N attached hereto, if any, all capital expenses incurred by Sellers approved by Buyer in accordance with Article XV hereof with respect to the Properties between the Effective Date and the Closing Date that are to be depreciated under generally accepted accounting principles over a useful life which extends beyond the Closing Date shall be apportioned between Buyer and Sellers based upon the portion of the useful life of such assets as so determined prior to and from and after the Closing Date.  To the extent Sellers recover any such capital expenditures from Tenants prior to the Closing Date, the same shall be apportioned in the same manner as set forth above.  At Closing, Sellers shall provide Buyer with all lien waivers received prior to Closing with respect to work paid for prior to Closing for the projects described on Exhibit N hereto.

Section 6.8.            Timing.  The parties further agree to meet three (3) Business Days prior to the Closing Date to agree upon the apportionments in accordance with the terms hereof.

Section 6.9.            Survival.  The provisions of this Article VI shall survive the Closing until the Survival Date set forth in Section 24.9(a) hereof.

ARTICLE VII.

CONDITIONS TO CLOSING AND THE CLOSING.

Section 7.1.            Conditions to Sellers’ Obligation to Sell.  The obligations of Sellers to consummate the transaction contemplated hereunder to occur on the Closing Date are each conditioned on the fulfillment of each of the following on and as of the Closing Date as the same may be extended pursuant to Section 7.3 below, provided that each Seller, in its sole discretion, may waive any such condition as to its particular Property:

(a)   The delivery to Sellers of the Purchase Price prorated as provided herein plus the payment by Buyer to the appropriate parties of any closing costs to be paid by Buyer hereunder; and

(b)   All representations and warranties of Buyer contained in this Agreement shall, in all material respects, be true at and as of the Closing Date as if such representations and warranties were made at and as of the Closing Date and Buyer shall have performed and complied in all material respects with all covenants, agreements and conditions required by this Agreement to be performed or complied with by Buyer prior to or by the Closing Date (including, but not limited to, the delivery by Buyer of the items described in Article XIII below).  Buyer shall exercise commercially reasonable, good faith efforts to cause all conditions precedent within Buyer’s control to be satisfied.

(c)   A simultaneous closing under the Company Agreement shall have occurred if all closings occur concurrently under this Agreement.  If closings are sequential under the terms of any provision of this Agreement permitting sequential closings, then sequential closings under the Company Agreement shall also have occurred as provided in the Company Agreement.  Notwithstanding the foregoing, this condition shall not apply if the Company Agreement fails to close as the result of a Seller default under the Company Agreement which has not been cured within applicable notice and cure periods.

(d)   Closing shall have occurred under that certain Assignment and Assumption Agreement (the “4807 Agreement”) with respect to the Option Agreement dated December 17, 2004 (the “4807 Option”), by and between 4807 Stonecroft Associates Limited Partnership (“4807 Assignor”) and 4803 Stonecroft Associates LLC.  Notwithstanding the foregoing, this condition shall not apply if the 4807 Agreement fails to close as the result of a Seller default under the 4807 Agreement which has not been cured within applicable notice and cure periods.

Section 7.2.            Conditions to Buyer’s Obligation to Purchase.  The obligations of Buyer to consummate the transaction contemplated hereunder on a Portfolio by Portfolio basis are conditioned on the fulfillment of each of the following on and as of the Closing Date with respect to such Portfolio, provided that Buyer, in its sole discretion, may waive such condition:

(a)   All representations and warranties of each Seller as to each such Seller’s Property contained in this Agreement shall be true in all material respects at and as of the Closing Date with respect to such Property as if such representations and warranties were made at and as of the Closing Date (except for (i) changes in facts permitted hereunder including, without limitation, as a result of actions taken by any Seller in accordance with Article XV hereof or occurring from events consented to by Buyer (not to be unreasonably withheld, conditioned or delayed), and (ii) Sellers’ right to update all of the Exhibits to account for changes first occurring from and after the Effective Date; provided, however, that the foregoing right to update and amend the Exhibits hereto shall not be deemed to permit a Seller to default under any express covenant made by such Seller herein) nor shall it be deemed to affect the other rights of Buyer hereunder, and Sellers shall have performed and complied in all material respects with all representations, covenants, agreements and conditions required by this Agreement to be performed or complied with by Sellers prior to or by the Closing Date (including, but not limited to, the delivery by Sellers of the items described in Article XIII).

(b)   The delivery by Sellers to Buyer of a tenant estoppel certificate from Tenants (other than the General Services Administration (the “GSA”)) who, in the aggregate, comprise at least ********** ******* (***) of the ***** ******** **** ** *** ********* ** * ********* ***** *** ****** ** *** *** (which shall include the Tenants listed on Exhibit FF attached hereto (collectively, the “Required Tenants”)) in substantially the same form attached hereto as Exhibit O (unless a Tenant’s Lease has a prescribed estoppel form attached to said Lease, in which event the prescribed form shall be acceptable for said Tenant) (a “Tenant Estoppel”).  If a Tenant Estoppel is delivered by Sellers to Buyer, Buyer may nevertheless disapprove such Tenant Estoppel if and only if it does not contain such items as are required to be given in connection with an estoppel certificate pursuant to the Tenant’s Lease, or contains allegations of an uncured material default by a Seller or contains information that materially deviates from the facts and financial information contained in the Offering Memorandum, the Due Diligence Materials or in this Agreement.  If Sellers are unable to obtain Tenant Estoppels from a sufficient number of Tenants to satisfy the ********** ******* (***) *********** set forth in this Section 7.2(b) on or before the Closing Date (or have not delivered Tenant Estoppels from the Required Tenants), then the Closing Date for any applicable Portfolio shall be adjourned for a period not to exceed thirty (30) days for Sellers to obtain the sufficient number of Tenant Estoppels (or Estoppel Certificates from the Required Tenants, as the case may be).  In addition, if Sellers are unable to obtain Tenant Estoppels from a sufficient number of Tenants to satisfy the ********** ******* (***) *********** set forth in this Section 7.2(b) on or before the Closing Date (as may be extended hereunder), an individual Seller shall have the right to elect to execute and deliver to Buyer a certificate substantially in the form of Exhibit P attached hereto (each such certificate, a “Seller’s Estoppel”) with respect to such additional lease(s) at such individual Seller’s Building and selected by Seller as would satisfy the requirement; provided, however, that an individual Seller shall not have the right to deliver a Seller’s Estoppel in lieu of Tenant Estoppels from Required Tenants.  In the event that an individual Seller elects to deliver such a Seller’s Estoppel, each statement therein made by such Seller shall constitute warranties and representations by such Seller hereunder which shall survive for a period terminating on the earlier of (i) December 28, 2006, or (ii) the date on which Buyer has received an executed Tenant Estoppel signed by the applicable Tenant under the Lease in question that is not inconsistent with Seller’s Estoppel.  With respect to the rentable area of the Buildings leased to the GSA, each individual Seller shall, as applicable, use commercially reasonable efforts to obtain a supplemental lease agreement, novation agreement, statement of lease or similar instrument delivered by the GSA (a “GSA Estoppel”) for Leases to the GSA in excess of 10,000 rentable square feet (a “Material GSA Lease”); provided, however, the delivery of a GSA Estoppel shall not be a condition precedent to Buyer’s obligation to consummate the transaction contemplated hereunder; provided, further that Sellers shall execute and deliver to Buyer a certificate substantially in the form of Exhibit P attached hereto (each such certificate, a “Seller’s GSA Estoppel”) with respect to all Material GSA Leases at such individual Seller’s Building.  In the event that an individual Seller elects to deliver such a Seller’s GSA Estoppel, each statement therein made by such Seller shall constitute warranties and representations by such Seller hereunder which shall survive for a period terminating on the earlier of (i) December 28, 2006, or (ii) the date on which Buyer has received an executed GSA Estoppel signed by the GSA under the Material GSA Lease in question.

(c)   Promptly after the ***** ******** ****, Sellers shall submit to Buyer, for Buyer’s reasonable approval, copies of the Tenant Estoppels or GSA Estoppels, as applicable, Sellers are submitting to Tenants or the GSA, as applicable, for execution.  Buyer shall begin providing any comments to such Tenant Estoppels and GSA Estoppels within five (5) Business Days of Sellers’ delivery of the same and diligently and continuously review said estoppels and provide any comments to Sellers as reviews are completed by Buyer.

(d)   Buyer shall receive estoppel certificates from declarants and/or owner’s associations applicable to each Portfolio in a form reasonably acceptable to Buyer  or on the form required to be delivered pursuant to the applicable declaration, confirming that each Individual Property is in compliance with the restrictive covenants and no assessments are outstanding. Alternatively, if Seller cannot obtain estoppel certificates, Buyer shall receive either title insurance coverage or an indemnity from Seller protecting against any such violations and monetary defaults.

(e)   In the event this Agreement remains in effect for only a portion of a Portfolio, the termination of this Agreement as to any Individual Property within such Portfolio, thereby creating multiple owners of the Properties, shall not (i) cause such Properties to fail to comply in all material respects with applicable zoning, subdivision and parking laws and regulations, (ii) adversely affect ingress, egress and utility easements necessary for the use and operation of such Properties, or (iii) violate any lease, mortgage/deed of trust or other agreement affecting such Properties.

(f)    A simultaneous closing under the Company Agreement shall have occurred with the first closing hereunder, or, if closings are sequential under the terms of any provision of this Agreement permitting sequential closings, then sequential closings under the Company Agreement shall also have occurred.  Notwithstanding the foregoing, this condition shall not apply if the Company Agreement fails to close as the result of a Buyer default under the Company Agreement which has not been cured within applicable notice and cure periods.

(g)   Either closing shall have occurred under the 4807 Agreement or Seller shall have terminated the 4807 Option and removed it of record.  Notwithstanding the foregoing, this condition shall not apply if the 4807 Agreement fails to close as the result of a Buyer default under the 4807 Agreement which has not been cured within applicable notice and cure periods.

Section 7.3.            Adjournment of Closing Date.

(a)   If the conditions set forth in Section 7.1 or Section 7.2 above for any Portfolio are not satisfied or waived, or deemed to have been waived, on or before the Closing Date by the party entitled to waive such condition, any Sellers of a Portfolio as to which such condition is not satisfied may, from time to time, in their sole discretion, extend the Closing Date for said Portfolio to allow such conditions set forth in Section 7.1 and in Section 7.2 to be satisfied.  If the conditions set forth in Section 7.2 above for any Portfolio are not satisfied or waived or deemed to have been waived by Buyer as of the Closing Date, Buyer may, from time to time, in its sole discretion, extend the Closing Date for said Portfolio to allow such condition to be satisfied.  In no event shall the Closing Date be extended pursuant to this Section 7.3 by more than sixty (60) days in the aggregate.

(b)   If one or more conditions set forth in Section 7.1 is not satisfied by the Closing Date (as the same may be extended by the foregoing sixty (60) day period) (and after the satisfaction and expiration of all required notice and cure periods in the event of a default expressly provided in this Agreement), either (x) the Seller of an Individual Property to which such condition relates may terminate this Agreement with respect to such Individual Property (in which event such Seller shall be entitled to retain the portion of the Deposit applicable to such Individual Property and/or to pursue any other remedies available to such Seller pursuant to Section 14.1 below), or (y) the Sellers of all of the Properties in the Portfolio in which such Individual Property is located may terminate this Agreement with respect to the entire Portfolio, and such Sellers shall be entitled to receive the portion of the Deposit applicable to such Portfolio and/or to pursue their remedies set forth in Section 14.1 hereof.

(c)   If one or more conditions set forth in Section 7.2 is not satisfied by the Closing Date (as the same may be extended by the foregoing sixty (60) day period) (and after the satisfaction and expiration of all required notice and cure periods in the event of a default expressly provided in this Agreement) with respect to one or more Individual Properties, Buyer may elect by written notice to the applicable Sellers, to terminate this Agreement either (x) solely with respect to such Individual Property or Properties as to which such condition relates (in which event Buyer may, as its sole and exclusive remedy, be entitled to a return of the portion of the Deposit applicable to such Individual Property provided that Buyer is not otherwise in default hereunder), or (y) as to all Properties within the Portfolio in which such Individual Property is located (in which event Buyer may, as its sole and exclusive remedy, be entitled to receive a return of the portion of the Deposit applicable to all Properties within such Portfolio provided that Buyer is not otherwise in Default hereunder).  If Buyer elects to terminate with respect to an Individual Property only, upon receipt of such written notice,  the Sellers of the Properties within the Portfolio of which such Individual Property is a part may terminate this Agreement with respect to such entire Portfolio (in which event Buyer may, as its sole and exclusive remedy, be entitled to a return of the portion of the Deposit applicable to such Portfolio provided that Buyer is not otherwise in default hereunder).

(d)   In no event shall the provisions of this Section 7.3 be deemed to supersede the rights of Seller pursuant to Section 14.1 below or of Buyer pursuant to Section 14.2 below if the failure of any condition results from a default by Buyer or a Seller hereunder.

Section 7.4.            No Financing Contingency.  It is expressly acknowledged by Buyer that the Closing of the transactions contemplated by this Agreement is not subject to any financing contingency and that no financing for this transaction shall be provided by Sellers.  Without limiting the foregoing, Buyer agrees that the ability or inability of Buyer to obtain debt, equity investments or other financing in order to pay all or any part of the Purchase Price shall not be a contingency or condition to any of Buyer’s obligations under this Agreement.

Section 7.5.            Closing. The closing of the transaction contemplated herein (the “Closing”) shall occur at the offices of Pillsbury Winthrop Shaw Pittman LLP, 2300 N Street, NW, Washington, DC, 20037 on a date that is mutually agreeable to the parties but that is not later than February 28, 2006, except with respect to Liberty Center III, for which the Closing Date shall be as set forth on Exhibit BB attached hereto (as the same may be adjourned in accordance with this Agreement, the “Closing Date”), time being of the essence, subject only to adjournment rights expressly permitted in this Agreement.

Section 7.6.            Joint Cooperation.  Buyer and Seller shall, at no cost or expense or increased liability to either party, reasonably cooperate with each other in obtaining the items listed in Section 7.2 including, without limitation, delivering such additional agreements, instruments and/or information as may reasonably be required in order to obtain the items listed in Section 7.2.  Buyer and Seller shall use commercially reasonable, good faith efforts to cause all conditions precedent within each party’s control to be satisfied.

ARTICLE VIII.

SELLERS’ REPRESENTATIONS.

Section 8.1.            Sellers’ Representations.  Each Seller represents and warrants to Buyer that, as of the Effective Date, the following representations and warranties pertaining to such Seller and such Seller’s Property are true in all material respects.  Sellers reserve the absolute right to update all of the Exhibits and Schedules hereto in order to make such representations and warranties true as of the Closing Date; provided, however, that the foregoing right to update and amend the Exhibits and Schedules hereto shall not be deemed a waiver of any Buyer’s claims of a Seller default (i.e. the foregoing right to update and amend the Exhibits and Schedules hereto shall not be deemed to permit Sellers to default under any express covenant made by Sellers).

(a)   Each Seller represents that it is duly organized, validly existing and in good standing under the laws of the state of its organization and duly qualified to do business in the Commonwealth of Virginia, and it has full power and authority to execute and deliver this Agreement, subject to the terms of this Agreement, and as of the Closing Date will have authority to execute and deliver all other documents now or hereafter to be executed and delivered by it pursuant to this Agreement (the “Seller’s Documents”) and to perform all obligations arising under this Agreement and its Seller’s Documents.  This Agreement constitutes, and as of the Closing Date such Seller’s Documents will each constitute, the legal, valid and binding obligations of such Seller, enforceable against such Seller in accordance with their respective terms, subject to bankruptcy, reorganization and other similar laws affecting the enforcement of creditors’ rights generally and except as may be limited by general equitable principles.  Within the five (5) years prior to the Effective Date, no Seller has (i) made a general assignment for the benefit of creditors, (ii) filed any voluntary petition in bankruptcy or suffered the filing of any involuntary petition by Seller’s creditors, as the case may be, (iii) suffered the appointment of a receiver to take possession of all, or substantially all, of Seller’s assets which remains pending, (iv) suffered the attachment or other judicial seizure of all, or substantially all of Seller’s assets, which remains pending, (v) admitted in writing its inability to pay its debts as they come due, or (vi) made an offer of settlement, extension or composition to its creditors generally.

(b)   This Agreement does not and will not contravene any provision of the organizational documents of such Seller, any judgment, order, decree, writ or injunction, or any provision of any existing law or regulation to which such Seller is a party or is bound.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not require (except to the extent, if any, set forth herein or in the documents listed in the Exhibits attached hereto) any consent or waiver by any third party (including, without limitation, the consent of any direct or indirect partner of such Seller) or such consent or waiver has, as of the Effective Date, been obtained by such Seller.  Seller has granted no options or rights of first refusal to acquire any interest in the Properties.

(c)   Exhibit B attached hereto is a true and complete tenant list for such Seller’s Property.  True and complete copies of all Leases have been made available to Buyer for inspection in the War Room.  Sellers have delivered to Buyer a current tenant delinquency report that each Seller uses in its operation and management of each Property which is the most current delinquency report as of the Effective Date.  Each Seller agrees to update the delinquency report pertaining to such Seller’s Property upon Buyer’s written request.

(d)   To each Seller’s knowledge, Exhibit C attached hereto is a true and complete list of all Service Contracts affecting such Seller’s Property (subject to amendments, modifications or supplements permitted pursuant to Article XV).  Attached hereto as Exhibit E is a true and complete list of all Construction Contracts affecting such Seller’s Property (subject to amendments, modifications or supplements permitted pursuant to Article XV).

(e)   To each Seller’s knowledge, except as set forth on Exhibit R attached hereto, there are no pending actions, suits, arbitrations, claims or proceedings at law or in equity affecting such Seller or its Property, including, but not limited to actions, suits, arbitrations, claims or proceedings regarding Hazardous Materials (as hereinafter defined), Americans with Disabilities Act of 1990 or any zoning, building, health, traffic, flood control or other applicable rules, regulations, codes, ordinances, or statutes of any local, state or federal authority or any other governmental authority .  To each Seller’s knowledge, Seller has not received written notice of default, that remains uncured, under any easements or other recorded restrictive covenant affecting the Properties.

(f)    As of the Closing Date each Seller shall have paid all leasing commissions payable by such Seller with respect to the current lease term of any Lease, subject to the terms of Section 6.3 above.

(g)   Attached as Exhibit S is a list of all refundable Security Deposits (and all accrued interest required to be paid thereon) held by such Seller as of the Effective Date.

(h)   Except as set forth on Exhibit I hereto, each Seller represents individually as to the Property owned by such Seller, as of the Effective Date, to each such Seller’s knowledge as to its own Property, such Seller has not received written notice of any assessments currently affecting its Property that are not of public record or would not generally be recorded in the public records except with respect to any assessments, if any, imposed from time to time pursuant to recorded covenants.

(i)    To each Seller’s knowledge, except as set forth on Exhibit T, there are no tax reduction proceedings pending with respect to all or any portion of the Properties.

(j)    To each Seller’s knowledge, there is no proceeding or inquiry by any governmental agency with respect to the release, production, disposal or storage at the Properties of any Hazardous Materials (as hereafter defined).

(k)   Such Seller is not, and will not become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities.

Section 8.2.            Representation Survival.  The provisions of this Article VIII which are specifically referred to in Section 24.9(a), and the representations and warranties set forth in such provisions, shall survive the Closing until the Survival Dates set forth in Section 24.9(a).  Notwithstanding anything herein to the contrary, no Seller shall have any liability to Buyer for a breach of any representation or warranty hereunder, if the breach in question is, on or prior to the ***** ******** ****: (a) based on a condition, state of facts or other matter which was known by Buyer or any Receiving Party Representative, (b) made available to Buyer or any Receiving Party Representative or (c) disclosed in writing to Buyer or any Receiving Party Representative on or prior to the ***** ******** ****.  The provisions of this Section 8.2 shall not be deemed to limit Buyer’s rights, if any, under Section 14.2 below.

Section 8.3.            Representation Accuracy. If prior to the Closing Date (i) Buyer or any Receiving Party Representative has or obtains knowledge that any of Sellers’ representations or warranties set forth in this Article VIII are untrue in any respect, or (ii) any information in the Leases, Service Contracts, any Tenant Estoppel or GSA Estoppel,  the Information, the Offering Package and Due Diligence Materials or other written information provided or made available to Buyer or any Receiving Party Representative (collectively, the “Specified Documents”) is inconsistent with any of Sellers’ representations or warranties hereunder, and Buyer nevertheless proceeds with the Closing, then (X) the breach by any Seller of the representations and warranties as to which Buyer shall have such knowledge or which are inconsistent with the Specified Documents, shall be deemed waived by Buyer, (Y) such representations and warranties shall be deemed modified to conform them to the information that Buyer shall have knowledge of or the information in the Specified Documents, as applicable, and (Z) no Seller shall have any liability to Buyer or its successors or assigns in respect thereof.  Buyer shall promptly notify Sellers in writing if Buyer has or obtains knowledge that any of Sellers’ representations or warranties set forth in this Article VIII are untrue in any respect.

Section 8.4.            Limitations on Sellers’ Representations.  Sellers do not represent or warrant that any particular Lease, Out-for-Signature Lease, or Service Contract will be in force or effect as of the Closing Date or that any Tenant under a Lease or any party to an Equipment Lease or Service Contract (other than any Seller) will not be in default under its, as applicable, Lease, Equipment Lease or Service Contract unless such party’s default arises from a breach by any Seller of its obligations under this Agreement.  If any agreement is not in effect or a party to any agreement is in material default (except for any Seller), such fact shall not, in any way, relieve Buyer of its obligation to purchase the

Properties or entitle Buyer to a reduction in the Purchase Price unless and to the extent expressly provided to the contrary in this Agreement.  Subject to the provisions of Article XV, the termination of any Lease, Equipment Lease or Service Contract shall not affect the obligations of Buyer hereunder unless and to the extent expressly provided to the contrary in this Agreement.

Section 8.5.            Buyer’s Knowledge.  To the extent the Specified Documents contain provisions inconsistent with or different from the representations and warranties made in Sections 8.l(a) through 8.1(k) or Buyer or the Receiving Party Representatives has knowledge of such inconsistency or difference, then such representations and warranties shall be deemed modified to conform them to the provisions of the Specified Documents or to such different or inconsistent facts known to Buyer or the Receiving Party Representatives, as applicable.  For purposes of this Agreement, the words “to Buyer’s knowledge”, “known to Buyer” and similar phrases, means the present, actual knowledge of Nicholas Anthony and Chris Kollme (collectively the “Buyer Knowledge Parties”).  The Buyer Knowledge Parties are not charged with the acts, omissions and/or knowledge of any of the Receiving Party Representatives.  Nothing herein shall be construed to imply or mean that any of the Buyer Knowledge Parties have any personal liability for a breach of a representation or warranty or otherwise.

Section 8.6.            Sellers’ Knowledge.  For purposes of this Agreement, the words “to Sellers’ knowledge” means the present, actual knowledge of (i) Kathy Knizner, Vice President of Commercial Properties and Peter Scholz, Senior Vice President and Chief Transactions Officer  with respect to all Properties other than the ongoing construction matters at Liberty Center III, and (ii) with respect to the ongoing construction matters at Liberty Center III, EdWard Westrick (collectively, the “Seller Knowledge Parties”), in all cases without any independent investigation or verification or any duty to make any inquiry, review or investigation.  The Seller Knowledge Parties are the parties of Seller with the most knowledge about the leasing, management, operations and development of the Properties. The Seller Knowledge Parties are not charged with knowledge of the acts, omissions and/or knowledge of the predecessors in title to any of the Properties or with knowledge of the acts, omissions and/or knowledge of any of the Seller’s agents, employees or other representatives.  Nothing herein shall be construed to imply or mean that any of the Seller Knowledge Parties have any personal liability for a breach of a representation or warranty or otherwise.

Section 8.7.            Sellers’ Representations and Warranties.  Each of the Buyer and the Sellers acknowledge and agree that, notwithstanding anything to the contrary contained herein, (i) any representation or warranty made by Seller or Sellers hereunder shall be deemed to have been made by each Seller individually as such representation or warranty pertains to such Seller or its Property only, and (ii) any liability imposed on any Seller hereunder, whether pursuant to this Agreement or otherwise, shall be several (and not joint) as to each Seller, and, except as may be expressly provided herein, the liability of each Seller shall be limited to the interest of such Seller in its Property.

ARTICLE IX.

BUYER’S REPRESENTATIONS.

Section 9.1.            Buyer’s Representations.  Buyer represents and warrants to Sellers that as of the Effective Date the following representations and warranties are true in all material respects and shall be true in all material respects on the Closing Date:

(a)   Buyer is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Indiana.  At the Closing Date, Buyer or its permitted assignees will be authorized to do business in the Commonwealth of Virginia.  Buyer has full power and authority to execute and deliver this Agreement and all other documents now or hereafter to be executed and delivered by it pursuant to this Agreement (the “Buyer’s Documents”) and to perform all obligations arising under this Agreement and Buyer’s Documents.  This Agreement constitutes, and Buyer’s Documents will each constitute, the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, covenants and conditions, subject to bankruptcy, reorganization and other similar laws affecting the enforcement of creditors, rights generally, and except as may be limited by general equitable principles.  Each person or entity comprising Buyer has duly authorized and approved this Agreement and the transaction contemplated hereby.

(b)   This Agreement and Buyer’s Documents do not and will not contravene any provision of the organizational documents of Buyer, any judgment, order, decree, writ, injunction or any other agreement binding on Buyer, or any provision of any existing law or regulation to which Buyer is a party or is bound.  The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby do not and will not require (except to the extent, specifically set forth herein) any consent by any third party (including, without limitation, the consent of any direct or indirect partner of Buyer).

(c)   To Buyer’s knowledge, no litigation, or governmental or agency proceeding or investigation is pending or threatened against Buyer which would materially impair or adversely affect Buyer’s ability to perform its obligations under this Agreement and consummate the transactions contemplated herein.

(d)   Buyer has the financial wherewithal to timely perform its obligations hereunder.

(e)   Buyer is not, and will not become, a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons list) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action and is not and will not engage in any dealings or transactions or be otherwise associated with such persons or entities.

Section 9.2.            Survival.  The provisions of this Article IX and the representations and warranties set forth in such provisions (and all other representations and warranties of Buyer contained herein), shall survive the Closing until the Survival Date set forth in Section 24.9(a) hereof.

ARTICLE X.

LIKE KIND EXCHANGE

Section 10.1.          Like-Kind Exchange.  Any Seller or the Buyer may consummate the purchase or sale (as applicable) of a Property or any portion thereof as part of a so-called like kind exchange (an “Exchange”) pursuant to § 1031 of the Internal Revenue Code of 1986, as amended (the “Code”), provided that:  (a) the Closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of an Exchange be a condition precedent or condition subsequent to the exchanging party’s obligations under this Agreement, (b) the exchanging party shall effect its Exchange through an assignment of this Agreement, or its rights under this Agreement, to a qualified intermediary, (c) neither party shall be required to take an assignment of the purchase agreement for the relinquished or replacement property or be required to acquire or hold title to any real property for purposes of consummating an Exchange desired by the other party, (d) the exchanging party shall pay any additional costs that would not otherwise have been incurred by the non-exchanging party had the exchanging party not consummated the transaction through an Exchange, and (e) the exchanging party agrees to indemnify and hold harmless the other party from and against all actual damages incurred by the other party arising from any tax deferred exchange relating to such Property conducted by the exchanging party.  Neither party shall by this Agreement or acquiescence to an Exchange desired by the other party have its rights under this Agreement affected or diminished in any manner or be responsible for compliance with or be deemed to have warranted to the exchanging party that its Exchange in fact complies with § 1031 of the Code, provided that each party shall reasonably cooperate with the other party in furtherance of an Exchange of the exchanging party.

ARTICLE XI.

TAX REASSESSMENT OR REDUCTION PROCEEDINGS.

Section 11.1.  Tax Reassessment or Reduction Proceedings.  If any tax reassessment, refund or reduction proceedings in respect of the Land and/or the Buildings, relating to any taxes payable in any fiscal years prior to the fiscal year in which the Closing Date occurs, are pending on the Closing Date, Sellers reserve and shall have the right to continue to prosecute the same.  If any such proceedings, relating to taxes payable for the fiscal year in which the Closing Date occurs, are pending on the Closing Date, Sellers and Buyer shall cooperate in such proceedings and neither Sellers nor Buyer shall settle or abandon the same without the consent of the other (which consent shall not be unreasonably withheld, conditioned or delayed); provided, however, that Sellers shall have the right to retain its current counsel in connection with any pending certiorari proceedings with respect to all prior fiscal tax years through and including the fiscal year in which the Closing Date occurs.  Any net refunds or savings in the payment of taxes (after deducting all reasonable expenses, including, but not limited to attorneys’ fees, and taking into account amounts reimbursable to Tenants) resulting from any tax reassessment or reduction proceedings for the tax year in which the Closing Date occurs shall belong to and be the property of the party who is responsible for the payment of such taxes under Section 6.1(c)(2) and shall so be apportioned, if applicable; provided, however, that if the Closing has occurred and any such refund creates an obligation to reimburse any Tenants for any Rents paid, that portion of such refund equal to the amount of such required reimbursement (after deduction of allocable expenses as may be provided in such Tenants’ respective Leases) shall be paid to Buyer and Buyer shall disburse the same to such Tenants.    Except for any reassessment of the Properties caused by the sale of the Properties, or improvements made to the Properties by Buyer, Buyer shall not take any action that might (i) increase the assessment of the Properties or decrease any settlement for real property taxes for the year in which the Closing Date occurs or any prior year or (ii) decrease the amount of any refund or reduction that would otherwise be paid to Sellers on account of a refund for the year in which the Closing Date occurs or any prior year.  The provisions of this Article XI shall survive the Closing until the Survival Date set forth in Section 24.9(a) hereof.

ARTICLE XII.

CONDITION OF PROPERTIES; RELEASE OF CLAIMS.

Section 12.1.          Condition of Properties.  EXCEPT AS EXPRESSLY SET FORTH HEREIN, BUYER IS PURCHASING THE PROPERTIES “AS-IS, WHERE IS AND WITH ALL FAULTS” IN THEIR PRESENT CONDITION, SUBJECT TO REASONABLE USE, WEAR, TEAR AND NATURAL DETERIORATION OF THE PROPERTIES BETWEEN THE EFFECTIVE DATE AND THE CLOSING DATE AND FURTHER AGREES THAT (i) SELLERS SHALL NOT BE LIABLE FOR ANY LATENT OR PATENT DEFECTS IN THE PROPERTIES AND (ii) EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER MANAGER, SELLERS, NOR ANY OTHER RELEASED PARTY HAS MADE OR WILL MAKE OR WILL BE ALLEGED TO HAVE MADE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTIES WHATSOEVER TO BUYER, WHETHER EXPRESS OR IMPLIED, REGARDING THE PROPERTIES OR ANY PART THEREOF, OR ANYTHING RELATING TO THE SUBJECT MATTER OF THIS AGREEMENT, AND (iii) BUYER, IN EXECUTING, DELIVERING AND PERFORMING THIS AGREEMENT, HAS NOT AND DOES NOT RELY UPON ANY STATEMENT, INFORMATION, OR REPRESENTATION TO WHOMSOEVER MADE OR GIVEN, WHETHER TO BUYER OR OTHERS, AND WHETHER DIRECTLY OR INDIRECTLY, VERBALLY OR IN WRITING, MADE BY ANY PERSON, FIRM OR CORPORATION, EXCEPT AS EXPRESSLY SET FORTH HEREIN.  IN ADDITION TO THE FOREGOING, AS OF THE EFFECTIVE DATE, BUYER SHALL BE DEEMED TO HAVE REPRESENTED THAT (I) AS OF THE CLOSING DATE BUYER SHALL HAVE EXAMINED THE PROPERTIES AND THE PROPERTY CONDITION REPORTS AND IS FAMILIAR WITH THE PHYSICAL AND ENVIRONMENTAL CONDITION OF THE PROPERTIES AND

HAS CONDUCTED (OR ELECTED NOT TO CONDUCT) SUCH INVESTIGATION OF THE AFFAIRS AND CONDITION OF THE PROPERTIES AS BUYER HAS CONSIDERED APPROPRIATE, (II) EXCEPT AS EXPRESSLY SET FORTH HEREIN, NEITHER MANAGER, SELLERS, NOR ANY OTHER RELEASED PARTY HAS MADE OR WILL MAKE OR WILL BE ALLEGED TO HAVE MADE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTIES WHATSOEVER TO BUYER, WHETHER EXPRESS OR IMPLIED, AND, IN PARTICULAR, THAT NO SUCH REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTIES HAVE BEEN MADE OR WILL BE MADE OR WILL BE ALLEGED TO HAVE BEEN MADE WITH RESPECT TO THE PHYSICAL CONDITION, ENVIRONMENTAL CONDITION OR OPERATION OF THE PROPERTIES; THE ACTUAL OR PROJECTED REVENUE AND EXPENSES OF THE PROPERTIES, THE ZONING AND OTHER LAWS, REGULATIONS, ORDINANCES, RULES, BUILDING CODES AND ZONING PROFFERS, ALL GOVERNMENTAL APPROVALS APPLICABLE TO THE PROPERTIES, AND ALL COVENANTS, CONDITIONS AND RESTRICTIONS OF RECORD APPLICABLE TO THE PROPERTIES OR THE COMPLIANCE OF THE PROPERTIES THEREWITH, THE QUANTITY, QUALITY OR CONDITION OF THE ARTICLES OF PERSONAL PROPERTY AND FIXTURES INCLUDED IN THE TRANSACTIONS CONTEMPLATED HEREBY; THE USE OR OCCUPANCY OF THE PROPERTIES OR ANY PART THEREOF OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTIES OR THE TRANSACTIONS CONTEMPLATED HEREBY, EXCEPT AS, AND SOLELY TO THE EXTENT, HEREIN SPECIFICALLY SET FORTH, (III) EXCEPT AS EXPRESSLY SET FORTH HEREIN NEITHER MANAGER, SELLER, NOR ANY OTHER RELEASED PARTY HAS MADE OR WILL MAKE ANY VERBAL OR WRITTEN REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTIES WHATSOEVER TO BUYER, WHETHER EXPRESS OR IMPLIED, AND, IN PARTICULAR, THAT NO SUCH REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTIES HAVE BEEN OR WILL BE MADE WITH RESPECT TO THE TRUTH, ACCURACY OR COMPLETENESS OF ANY MATERIALS, DATA OR OTHER INFORMATION, INCLUDING, WITHOUT LIMITATION, THE CONTENTS OF SELLERS’ BOOKS AND RECORDS, CONTRACTS, ENVIRONMENTAL REPORTS, ENGINEERING REPORTS, PROPERTY CONDITION REPORTS, PHYSICAL CONDITION SURVEYS, INFORMATIONAL BROCHURE WITH RESPECT TO THE PROPERTIES, TENANT LISTS OR INCOME AND EXPENSE STATEMENTS, WHICH SELLERS OR THEIR REPRESENTATIVES MAY HAVE DELIVERED, MADE AVAILABLE OR FURNISHED TO BUYER IN CONNECTION WITH THE PROPERTIES AND BUYER REPRESENTS, WARRANTS AND AGREES THAT ANY SUCH MATERIALS, DATA AND OTHER INFORMATION DELIVERED, MADE AVAILABLE OR FURNISHED TO BUYER AND/OR THE RECEIVING PARTY REPRESENTATIVES ARE DELIVERED, MADE AVAILABLE OR FURNISHED TO BUYER AND/OR THE RECEIVING PARTY REPRESENTATIVES AS A CONVENIENCE AND ACCOMMODATION ONLY AND EXPRESSLY DISCLAIMS ANY INTENT TO RELY ON ANY SUCH

MATERIALS, DATA AND OTHER INFORMATION, (IV) EXCEPT AS EXPRESSLY SET FORTH HEREIN, BUYER HAS NOT RELIED UPON ANY SUCH REPRESENTATIONS, WARRANTIES, PROMISES OR GUARANTIES OR UPON ANY STATEMENTS MADE IN ANY INFORMATIONAL BROCHURE WITH RESPECT TO THE PROPERTIES AND HAS ENTERED INTO THIS AGREEMENT AFTER HAVING MADE AND RELIED SOLELY ON ITS OWN INDEPENDENT INVESTIGATION, INSPECTION, ANALYSIS, APPRAISAL, EXAMINATION AND EVALUATION OF THE FACTS AND CIRCUMSTANCES AND (V) BUYER ACKNOWLEDGES THAT THE PROPERTIES MAY NOT BE IN COMPLIANCE WITH THE AMERICANS WITH DISABILITIES ACT OF 1990, AS AMENDED AND SELLERS MAKE NO REPRESENTATIONS WITH RESPECT TO THE SAME.  WITHOUT LIMITING THE FOREGOING, EXCEPT AS, AND SOLELY TO THE EXTENT, SPECIFICALLY SET FORTH IN THIS AGREEMENT, SELLERS HAVE MADE NO REPRESENTATION OR WARRANTY WHATSOEVER REGARDING HAZARDOUS MATERIALS (AS DEFINED BELOW) OR ENVIRONMENTAL CONDITION OF ANY KIND OR NATURE ON, ABOUT OR WITHIN THE PROPERTIES OR THE PHYSICAL CONDITION OF THE PROPERTIES OR THE COMPLIANCE OF ANY OF THE PROPERTIES WITH ANY LEGAL REQUIREMENTS AND BUYER AGREES TO ASSUME THE RISK THAT ADVERSE MATTERS, INCLUDING BUT NOT LIMITED TO, CONSTRUCTION OR MECHANICAL DEFECTS AND ADVERSE PHYSICAL AND ENVIRONMENTAL CONDITIONS MAY NOT HAVE BEEN REVEALED BY BUYER’S INVESTIGATIONS.  SELLER HAS NO OBLIGATION TO REMEDY OR CAUSE COMPLIANCE WITH ANY VIOLATION OF ANY FEDERAL, STATE, COUNTY, OR MUNICIPAL LAWS, ORDINANCES, ORDERS, REGULATIONS, REQUIREMENTS, OR RECORDED COVENANTS OR RESTRICTIONS AFFECTING ANY PROPERTY.

Section 12.2.          Release of Claims.  Without limiting any provision in this Agreement, Buyer, for itself and any of its assigns pursuant to Article XIX below and their affiliates, hereby irrevocably and absolutely waives its right to recover from, and forever releases and discharges, and covenants not to file or otherwise pursue any legal action (whether based on contract, statutory rights, common law or otherwise) against, Sellers, Sellers’ affiliates or their affiliates or any direct or indirect partner, member, trustee, beneficiary, director, shareholder, controlling person, affiliate, officer, attorney, employee, agent, contractor, representative (including, without limitation, Goldman, Sachs & Co. and The Mark Winkler Company) or broker of any of the foregoing, and any of their respective heirs, successors, personal representatives, devisees, donees and assigns (each a “Released Party” and collectively, “Released Parties”) with respect to any and all suits, actions, proceedings, investigations, demands, claims, liabilities, obligations, fines, penalties, liens, judgments, losses, injuries, damages, settlement expenses or costs of whatever kind or nature, whether direct or indirect, known or unknown, contingent or otherwise (including any action or proceeding brought or threatened or ordered by any governmental authority), including, without limitation, attorneys’ and experts’ fees and expenses, and investigation and remediation costs that may arise on account of or in any way be connected with (a) the Investigations by Buyer Representatives permitted pursuant to Section 3.7 hereof, and (b) the Properties or any portion thereof (collectively, “Claims”), including, without limitation, the physical, environmental and structural condition of the Properties or any law or regulation applicable thereto, or any other matter relating to the use, presence, discharge or release of Hazardous Materials (as hereinafter defined) on, under, in, above or about the Properties.  In connection with this Section, Buyer expressly waives the benefits of any provision or principle of federal or state law or regulation that may limit the scope or effect of the foregoing waiver and release to the extent applicable.  For purposes of this Agreement, the term “Hazardous Materials” means any substance, chemical, compound, product, solid, gas, liquid, waste, byproduct, pollutant, contaminant or other material that is hazardous, toxic, ignitable, corrosive, carcinogenic or otherwise presents a risk of danger to human, plant or animal life or the environment or that is defined, determined or identified as such in any federal, state or local law, rule or regulation (whether now existing or hereafter enacted or promulgated) and any judicial or administrative order or judgment, in each case relating to the protection of human health, safety and/or the environment, including, but not limited to, airborne toxins or mold, any materials, wastes or substances that are included within the definition of (A) “hazardous waste” in the federal Resource Conservation and Recovery Act; (B) “hazardous substances” in the federal Comprehensive Environmental Response, Compensation and Liability Act; (C) “pollutants” in the federal Clean Water Act; (D) “toxic substances” in the federal Toxic Substances Control Act; and (E) “oil or hazardous materials” in the laws or regulations of any State.  Notwithstanding anything herein to the contrary (including the foregoing release), (a) Buyer shall have the right to defend government and third-party claims by alleging that Seller (or someone acting on Seller’s behalf), not Buyer, is liable for such claims and Buyer has no obligation to indemnify Seller for governmental or third party claims asserted before or after the Closing as a result of any act or omission taken or failed to be taken by or on Seller’s behalf prior to the Closing, (b) the release shall not apply to claims made by tenants of the Property (1) who did not deliver an estoppel certificate to Buyer and (2) who allege defaults by Seller, as landlord, related to the period of Seller’s ownership of the Property and (c) the release shall not apply to third-party tort claims relating to the Property that occurred during Seller’s ownership of the Property.

Section 12.3.          Survival.  The provisions of this Article XII shall survive termination or the Closing until the Survival Date set forth in Section 24.9(a) hereof.

ARTICLE XIII.

DELIVERIES AT CLOSING.

Section 13.1.          Deliveries at Closing.  The following shall be delivered to the Title Company, Buyer or Sellers, as set forth below, on or before the Closing Date:

(a)   Each Seller shall execute and deliver to the Title Company a Special Warranty Deed in the form of Exhibit G attached hereto, an Assignment and Assumption Agreement in the form of Exhibit D attached hereto, and a Bill of Sale in the form of Exhibit U attached hereto, and a Post Closing Escrow Holdback Agreement, each pertaining to the Property owned by such Seller.

(b)   Each Seller and Buyer shall execute and deliver to the other duplicate originals of notices to all Tenants stating that (i) the Properties have been sold and conveyed to Buyer; and (ii) such other matters as are required by applicable law or pursuant to the terms of the Leases or which either party may reasonably request (the “Tenant Notification Letters”).

(c)   Each Seller and Buyer shall execute and deliver to the other and the Title Company such evidence as may be reasonably required by the other of the due authorization, execution and delivery by such party of this Agreement and Seller’s Documents or Buyer’s Documents, as the case may be.

(d)   Sellers shall deliver to Buyer a list of all Tenants who are delinquent, as of the Closing Date, in the payment of Rents, the amount of each such delinquency and the period to which each such delinquency relates.

(e)   To the extent not previously delivered to Buyer or the Receiving Party Representatives, Sellers shall deliver to Buyer each of the following, to the extent in Sellers’ possession:  copies of all tenant files, unexpired warranties and guaranties affecting the Properties, the Permits, real estate tax bills for the tax year in which the Closing Date occurs (if then available), then current water, sewer and utility bills for the Properties, the Service Contracts (to the extent assumed by Buyer), copies of operating statements for the Properties for the one-year period prior to the Closing Date, originals of the Leases, each to the extent in Sellers’ possession or control or reasonably available to Sellers, excluding, however, such instruments and documents as Sellers may reasonably require for their own use following the Closing Date (and as to all such instruments and documents other than the Leases, Sellers will deliver true and complete copies thereof to Buyer).  Such instruments and documents shall be deemed to have been delivered to Buyer if the same are maintained in the property management office of any Property.

(f)    Sellers shall terminate or cause to be terminated, effective not later than the last day of the first full calendar month following Closing,  (i) all existing property management and parking management agreements affecting the Properties, (ii) all leasing commission agreements (other than any leasing commission agreements with respect to Out-for-Signature Leases or contained within any Lease or payable by Buyer pursuant to the provisions of this Agreement), and (iii) those Service Contracts, designated in writing by Buyer (no less than thirty-five (35) days prior to the Closing Date) which may by their terms be terminated with thirty (30) days’ prior notice; provided, however, Sellers shall not be required to terminate any such Service Contracts, if, (A) any payments are required to be made in connection with such termination unless Buyer shall have agreed to pay the same or (B) any Seller shall incur any liability with respect to such termination.

(g)   Each Seller and Buyer shall execute and deliver to the other duplicate originals, to the extent such agreements are not terminated prior to Closing, of notices to the contractors under the Service Contracts and Tenants under the Leases advising such parties of the sale of the Properties at the Closing (“Other Notification Letters”).

(h)   Each Seller shall execute, acknowledge and deliver to the Title Company an affidavit in the form attached hereto as Exhibit V for the benefit of the Title Company together with such other documents as the Title Company may reasonably require (provided the same do not result in any additional liability to any Seller).

(i)    Sellers shall deliver to Buyer an updated tenant list, the Leases, the Service Contracts (to the extent assumed by Buyer).

(j)    Subject to Section 7.2(b), Sellers shall deliver to Buyer the Tenant Estoppels that Sellers have received from the Tenants.

(k)   Each Seller shall deliver to Buyer a FIRPTA certification in the form of Exhibit W attached hereto.

(l)    Buyer shall deliver to the Title Company for disbursement to Sellers the balance of the Purchase Price pursuant to Article II above.

(m)  Sellers shall deliver to Buyer any Security Deposits in Seller’s possession or control that have not been (i) applied to defaults as permitted by this Agreement or (ii) credited to Buyer pursuant to Section 6.6 hereof.

(n)   Each Seller and Buyer shall execute and deliver to each other a certificate updating the representations and warranties made by each of them in Articles VIII and IX, respectively.  If any of the facts contained in the representations and warranties made by Sellers in Article VIII change in any material respect between the Effective Date and the Closing Date, then promptly upon learning of such change in facts, Sellers shall disclose such changes in writing to Buyer.  The matters contained in the certificates delivered hereunder shall survive the Closing until the respective Survival Dates set forth in Section 24.9(a) hereof with respect to the representation to which each such matter relates.

(o)   Sellers and Buyer shall each execute and deliver to each other and Title Company a closing statement.

(p)   Sellers and Buyer shall each execute and deliver to each other and the Title Company the Purchase Price Amendment.

(q)   Originals of any letters of credit (collectively, “Letters of Credit”) identified on Exhibit S which are held by any Seller as security deposits, if such Letters of Credit in their present form (including amendments thereto) permit Buyer to exercise the rights of beneficiary thereunder without amendment of such Letters of Credit; provided, however, that as for those Letters of Credit that require amendment in order to enable Buyer to exercise  the rights of beneficiary thereunder, the same shall be delivered to Buyer at Closing and Sellers and Buyer shall cooperate and expend commercially reasonable efforts to obtain such amendments after the Closing, for the benefit of and delivery to Buyer or to draw upon such Letter of Credit, if permitted under the terms of such Letter of Credit (but in either case Sellers shall not be obligated to spend any money unless Buyer has agreed to reimburse Sellers therefor).  If Sellers shall be unable to amend such Letter of Credit, Sellers shall cooperate with Buyer to obtain a replacement Letter of Credit with respect thereto in favor of Buyer (but Sellers shall not be obligated to spend any money unless Buyer has agreed to-reimburse Sellers therefor).  Buyer agrees to indemnify, defend and hold Sellers harmless from and against any and all costs, loss, damages and expenses of any kind or nature whatsoever (including reasonable attorneys’ fees and costs) arising out of or resulting from any Seller’s presenting any such Letter of Credit for payment in accordance with Buyers request.  The provisions of this Section 13.1(p) shall survive the Closing until the Survival Date set forth in Section 24.9(a) hereof.

(r)    Sellers shall deliver to Buyer the declarant/owner’s association estoppels that Sellers have received.

(s)   Each Seller and Buyer shall execute and deliver to each other and the Title Company such other instruments and documents and shall pay such sums of money which may be required pursuant to any of the other provisions of this Agreement; provided, however, the foregoing shall not expand or modify either party’s obligations contained in this Agreement.  Each instrument and document to be delivered prior to the Closing Date, the form of which is not attached to this Agreement as an Exhibit, shall be consistent with the applicable provisions of this Agreement and shall be in the form or contain the information or provisions provided for in this Agreement.

(t)    In the event Buyer closes on the purchase of all Properties within the Mark Center Portfolio, the Sellers of Property within the Mark Center Portfolio shall assign to Buyer at Closing all of their interests as declarant, if any, under any and all recorded declarations pertaining to Mark Center (the “Mark Center Declaration”).  The parties agree that the Mark Center Declaration shall be amended, subject to obtaining any necessary lender consents (i) to delete provisions thereof that provide the declarant thereunder rights of first refusal or negotiation in connection with acquiring land or buildings in Mark Center, and (ii)  to remove the Millbrook project from the application of the Declaration.  In the event Buyer closes on the purchase of all Properties within the TransDulles Centre Portfolio, the Sellers of Property within the TransDulles Centre Portfolio shall assign to Buyer at Closing all of their interests as declarant, if any, under any and all Declarations pertaining to TransDulles Centre.  In the event Buyer closes on the purchase of all Properties within the Westfields Portfolio, the Sellers of Property within the Westfields Portfolio shall assign to Buyer at Closing all of their interests as declarant, if any, under any and all Declarations pertaining to Liberty Center or the TASC campus.

ARTICLE XIV.

DEFAULT; DAMAGES.

Section 14.1.          Buyer Defaults.  In the event that Buyer shall default in any material respect under (a) this Agreement with respect to its obligations to be performed on or before the Closing Date with respect to one or more of the Properties, or (b) the 4807 Agreement, or that certain purchase agreement for the sale of certain assets of the

Mark Winkler Company from affiliates of Sellers to Buyer or its affiliate (the “Company Agreement,” and, together with the 4807 Agreement, the “Related Purchase Agreements”), Buyer and Sellers agree that the actual damages that any Seller shall sustain as a result thereof shall be substantial and shall be extremely difficult and impractical to determine.  Buyer and Sellers therefore agree that if Buyer fails to perform any or all of the terms, covenants, conditions and agreements to be performed by Buyer hereunder or under the Related Purchase Agreements, whether at or prior to the Closing,  then, subject to the provisions set forth in Section 14.3, Sellers’ sole and exclusive remedy shall be (i) that (x) the Seller of the Property as to which Buyer has breached its obligation may elect to terminate this Agreement with respect to such Individual Property or (y) the Sellers of the Properties within the Portfolio in which such Individual Property is located shall be entitled to terminate this Agreement with respect to all Properties within the Portfolio, and to receive from Escrow Holder, as full, complete and valid liquidated damages (and not as a penalty) the portion of the Deposit relating to such Individual Property or Portfolio as shown on Schedule 2.1(a), or (ii) all of the Sellers may terminate this Agreement with respect to all of the Properties and receive from Escrow Holder, as full, complete and valid liquidated damages (and not a penalty) the entire Deposit (including the Additional Deposit, if required to be deposited at such time, whether or not the same actually has been posted by Buyer),  together with any interest earned thereon from the Escrow Holder, and thereafter neither Buyer nor any Seller shall have any further liability or obligation to the other parties hereunder, except for such indemnities, liabilities and obligations as are expressly stated to survive the termination of this Agreement.  In the event Buyer defaults in its obligations under this Agreement after the Additional Deposit is required to be posted (but prior to actually posting the Additional Deposit), Buyer shall be obligated to post such Additional Deposit immediately upon receiving written notice of its default from a Seller, and each such Seller shall be entitled to bring an action to collect such Additional Deposit from Buyer to which such Seller is entitled.

Section 14.2.          Seller Pre-Closing Defaults.

(a)   In the event that any Seller has defaulted in any material respect under this Agreement with respect to its obligations hereunder (a “Defaulting Seller”), and provided that Buyer was not in breach in any material respect of this Agreement, then, subject to the provisions set forth in Section 14.3, Buyer shall be entitled, as its sole and exclusive remedy, and Buyer hereby waives its right to pursue any other remedy at law or in equity, to either:  (i) treat this Agreement as being in full force and effect and pursue only the remedy of specific performance of the Defaulting Sellers’ obligations to deliver the documents described in Section 13.1(a) hereof; or (ii) terminate this Agreement either (1) solely with respect to the Defaulting Seller and the Individual Property to which such default relates or (2) with the entire specific Portfolio in which the Property is located, and receive a return of a pro rata portion of the Deposit as shown on Schedule 2.1(a), together with any interest earned thereon (and the parties shall jointly instruct Escrow Holder to promptly return to Buyer such pro rata portion of the Deposit shown on Schedule 2.1(a), together with any interest earned thereon).  In the event that either (i) the Seller has defaulted in any material respect under the Company Agreement, and provided that Buyer was not in breach in any material respect of the Company Agreement, or (ii) if Seller shall have defaulted in any material respect under the 4807 Agreement and has not terminated the Option and removed the same of record, and Buyer is not in breach in any material respect of the 4807 Agreement, Buyer may exercise its remedy set forth in Section 14.2(a)(ii)(2) above.  As a condition precedent to Buyer’s exercising any right it may have to bring an action for specific performance hereunder, Buyer must commence such action for specific performance within thirty (30) days after the date scheduled for the applicable Closing.  Buyer agrees that its failure to timely commence such an action for specific performance within such thirty (30) day period shall be deemed a waiver by it of its right to commence an action for specific performance as well as a waiver by it of any right it may have to file or record a notice of lis pendens or notice of pendency of action or similar notice against any portion of the Property.  In no case shall Buyer seek punitive damages or consequential damages. It is understood that a default with respect to one Seller or its Individual Property shall not extend the Closing Date for any unrelated Portfolio or excuse Buyer’s performance hereunder with respect to the Sellers and Properties of any unrelated Portfolios.

(b)   If prior to the Closing Date Buyer has or obtains knowledge that a Seller has defaulted on its obligations hereunder in any respect, and Buyer nevertheless proceeds with the Closing, then the default by such Seller as to which Buyer shall have such knowledge shall be deemed waived by Buyer and Sellers shall have no liability to Buyer or its successors and assigns in respect thereof.  Buyer shall promptly notify Sellers in writing if Buyer has or obtains knowledge that a Seller has defaulted on its obligations hereunder in any respect.

Section 14.3.          Right to Cure.  (a) Notwithstanding anything contained herein to the contrary and without limiting the rights of either party set forth in this Agreement, in the event that Buyer or a Defaulting Seller (a “Defaulting Party”) has defaulted hereunder with respect to one or more Individual Properties, before the non-defaulting party can exercise any of its remedies hereunder, such non-defaulting party shall provide written notice of default to the Defaulting Party and the Defaulting Party shall exercise its commercially reasonable efforts  to cure such default promptly, for a period of up to forty-five (45) days.  The Closing Date with respect to such Individual Property or, at the non-defaulting party’s election, for the entire Portfolio in which such Individual Property is located, shall be extended for the period of time reasonably necessary to effect such cure, but not in excess of 45 days, provided that in no event shall the Closing Date be extended pursuant to Section 7.3 and this Section 14.3 for more than seventy (70) days in the aggregate (the “Extension Period”).  Notwithstanding the foregoing, in no event shall Buyer be entitled to a cure period for Buyer’s failure to deliver any portion of the Purchase Price at Closing.  In the event the Defaulting Seller, as without having any obligation to do so, fails to cure such default within the Extension Period, and such default does not cause direct actual damages to Buyer in excess of the ******* ****** applicable to each Individual Property (as defined in this Section 14.3), then such default or condition precedent will be deemed to have been waived by Buyer, without abatement to or reduction of the Purchase Price subject to reduction of the Purchase Price in the amount of such actual damages not in excess of the ******* ******.  Seller’s obligations pursuant to the following Sections and Articles shall not be subject to the ******* ****** threshold for the purposes of this Section 14.3(a):  (i) the Mandatory Cure Items set forth in Section 3.3, or (ii) Article IV, Article V, Article VI, Article XI, Section 14.7, Article XVI, Article XVIII or Section 24.10 of this Agreement.

(b)           In the event that a Defaulting Seller has defaulted hereunder, and such default or failure of a condition precedent causes direct actual damages in a liquidated amount to Buyer in excess of the ******* ****** for the Individual Property owned by such Seller, then, in such event, such Defaulting Seller shall be entitled, but shall not have any obligation, either:  (a) to cure such default; or (b) provide Buyer with a credit against the Purchase Price applicable to such Defaulting Seller’s Individual Property in an amount equal to Buyer’s actual direct damages and such default shall be deemed cured in its entirety and Buyer shall remain obligated to purchase such Individual Property (and all of the other Properties) without any further reduction in the Purchase Price.

Section 14.4.          Defaults Discovered Post Closing.  If Buyer closes the transactions contemplated by this Agreement and, after the Closing Date but before the applicable Survival Date, Buyer discovers a breach of any Seller’s representations, warranties, covenants or indemnities hereunder or under any certificates and other documents executed at, or in connection with, the Closing, Buyer shall have the right, until the applicable Survival Date, to sue such Seller for actual direct damages incurred by Buyer as a result of such breach or breaches.  However, in the event of a claim for a breach of representation or warranty, no individual Seller shall have any liability to Buyer for all or any of such matters in excess of *** ******* (**) of the ******* ***** allocated to such ******** ******** (the “************ ****** ***”) and no claim for breach of a representation or warranty may be made unless the claims, individually or in the aggregate, shall be in excess of **** ** *** **** ******* ****** *** *** **** ******** (the “******* ******”) after taking into account all prior claims and then only to the extent such claims are in excess of the ******* ******, and then only to the extent of the excess over the ******* ******.  Buyer shall not enter any judgment or collect an amount in excess of the ************ ****** *** for a breach of a representation or warranty.  Notwithstanding anything contained herein to the contrary, if Buyer had knowledge of a default by a Seller on the Closing Date and Buyer elects to close the transaction contemplated herein, Buyer shall be deemed to have irrevocably waived such default and Sellers shall not have any liability with respect to such default.  Further, notwithstanding anything to the contrary contained herein, the ************ ****** *** and the Minimum Amount shall not apply to a breach of any Seller covenants to apportion or pay funds after Closing pursuant to Articles VI, XI and XVI herein or Seller indemnities for investment banker broker claims pursuant to Article XVIII below or pay for attorneys’ fees pursuant to Section 24.10 below.

Section 14.5.          Limitation on Seller’s Default.  Notwithstanding anything to the contrary, a Seller’s inability to satisfy a condition of this Agreement shall not be considered a default by such Seller hereunder unless such inability results from the breach of such Seller’s express obligations hereunder.

Section 14.6.          Termination of the Related Purchase Agreements.  In the event either Buyer or an affiliate of Seller terminates any Related Purchase Agreement pursuant to the terms thereof other than by reason of a default by Sellers or Sellers’ affiliates thereunder, Sellers shall have the right either to terminate this Agreement with respect to one or more Portfolios, or to terminate this Agreement in its entirety, and neither party shall have any further obligation to the other, except (i) as provided in Section 14.1 hereof, (ii) and those obligations that expressly survive termination.

Section 14.7.          Sellers’ Post Closing Obligations.  At Closing Buyer and each Seller shall enter into an escrow holdback agreement (each a “Post Closing Escrow Holdback Agreement”) pursuant to which each Seller shall deposit an amount equal to *** ******* (****) ** *** ******** ***** allocable to such Seller’s Property with Escrow Holder, to be held in a separate interest-bearing account until ******** **, ****.  No account of any Seller shall be available to satisfy claims against any other Seller hereunder.    The funds of each Seller shall be released to such Seller on ******** **, ****, unless Buyer has delivered written notice to such Seller and Escrow Holder of a specific claim against such Seller under this Agreement specified in reasonable detail, in which case Escrow Holder shall retain *** ******* ****** **** ******* (****)  of the reasonably estimated cost to satisfy such claim until the resolution of such claim.

Section 14.8.          Survival.  The provisions of this Article XIV shall survive the Closing and the termination of this Agreement until the Survival Date set forth in Section 24.9(a) hereof.

ARTICLE XV.

OPERATION OF PROPERTIES UNTIL CLOSING.

Section 15.1.          Operation of the Properties.  Between the Effective Date and the Closing Date:

(a)   Subject to Sections 15.1(b), (c), (d), (e), (f), (g), (h) and (i), Sellers shall continue to operate and maintain the Properties and to purchase supplies for the Properties in the ordinary course of business in accordance with present business practices.  In no event shall Sellers be obligated to Buyer, however, to expend any sums to correct any violations, or make any capital improvements or repairs to capital improvements, or to otherwise cause the Properties to be in compliance with any law, regulation or ordinance.

(b)   Except as otherwise expressly provided in this Agreement, Sellers may not, without the prior written consent of Buyer in each instance (which consent shall not be unreasonably withheld, conditioned or delayed), (i) cancel or terminate any Lease (other than for a default thereunder by a party other than any Seller), (ii) renew or extend any Lease (other than in accordance with the leasing guidelines for each Property annexed as Exhibit Y, or pursuant to the terms of options or extensions set forth in any existing Lease) or (iii) enter into any new lease other than in accordance with the leasing guidelines for each Property annexed as Exhibit Y.  Each such Seller shall have the right to sue Tenants and to collect such delinquencies, but no action shall be taken to dispossess any such Tenant following Closing.  Seller shall be entitled to any monetary awards resulting such suits (less reasonable allocation of costs and expenses for attorneys’ fees)

for Rents pertaining to the three month period prior to the Closing Date, and for operating expense delinquencies applicable to any period of time prior to the Closing Date.  Each Seller shall give Buyer written notice prior to taking any of the actions referred to in this Section 15.1(b), which notice shall include the material terms of the proposed action.

(c)   Except as otherwise expressly provided in this Agreement, Sellers may not, without the prior written consent of Buyer in each instance (which consent shall not be unreasonably withheld, conditioned or delayed), cancel, terminate, renew, extend or modify in any material respect any of the Service Contracts, or enter into any new service contract or equipment lease for all or any portion of the Properties unless, in the case of any such cancellation or termination, a new service contract or equipment lease on substantially similar or more favorable terms is entered into and the same is terminable upon thirty (30) days’ notice or, in the case of any extension or renewal of a Service Contract or entering into of any new service contract or equipment lease, the same may be terminated on not more than thirty (30) days notice.  Each Seller shall give Buyer written notice prior to taking any of the actions referred to in this Section 15.1 (c), which notice shall include the material terms of the proposed action as well as a request for Buyer’s consent thereto if such consent is required by the terms of the foregoing provisions of this Subsection (c).  If Buyer does not respond to such notice within five (5) Business Days after receipt thereof, time being of the essence with respect thereto, Buyer shall be deemed to have consented to such actions, as set forth in Section 15.4 below.

(d)   Sellers shall not make any expenditures with respect to the Properties which are not in the ordinary course of business in accordance with present business practices without Buyer’s consent (which consent shall not be unreasonably withheld, conditioned or delayed), except in the case of emergencies to protect any property or person from damage or injury, Sellers Outstanding Lease Obligations, the Out-for Signature Leasing Costs, the Vacancy Leasing Costs (for which Buyer shall receive a credit at Closing), the capital expense projects identified on Exhibit N hereto and further provided that Buyer’s consent shall not be required for, and Sellers shall be permitted to pay, any actual increase in property taxes, insurance premiums, or increased costs caused by any increase in any utility rates.  Each Seller shall complete all work described on Exhibit N hereto pertaining to such Seller’s Property, and if the same is not completed prior to Closing, such Seller shall provide a credit to Buyer at Closing for the cost of completing such work.

(e)   Sellers will keep in full force and effect with respect to the Properties policies of insurance providing coverage at least as extensive as that described in Exhibit Z.

(f)    Unless to be discharged in full on or prior to the Closing Date with releases or discharges delivered contemporaneously with, or prior to, the Closing Date, Sellers shall not further encumber the Properties with any mortgage, deed of trust or similar security agreement.  Furthermore, unless to be discharged in full on or prior to the Closing Date, Sellers shall not, without Buyer’s prior written approval not to be unreasonably withheld, conditioned or delayed (i) execute any easement agreements except those required in connection with ongoing development at a Property, and, (ii)

unless otherwise permitted pursuant to the terms of this Agreement, execute any other documents or agreements affecting title to the Properties.

(g)   Notwithstanding any limitation set forth herein, Sellers may, without Buyer’s consent and without cost to Buyer (unless otherwise set forth herein or unless otherwise approved by Buyer) (i) take such actions, if any, with respect to the Properties, reasonably necessary to comply with the terms of the Leases and any insurance requirements or to comply with laws, rules or regulations of any governmental authority, (ii) take such actions as they deem reasonably necessary to repair any insured or uninsured casualty or damage, and (iii) take such actions with respect to the Properties reasonably necessary to prevent loss of life, personal injury or property damage.

(h)   Each of Buyer and the Seller of Parcel 29G (the “29G Seller”) acknowledges and agrees that 29G Seller will enter into separate contracts (collectively, the “29G Construction Contracts”) with the following entities for the construction of improvements on Parcel 29G: (i) Trinity Group Construction, Inc. (the general contractor), (ii) Metroplex Retaining Walls of Virginia, (iii) Anderson Site Contracting, Inc., and (iv) contracts with other entities reasonably required by 29G Seller for the construction of the improvements on Parcel 29G, each of which shall be subject to Buyer’s reasonable consent.  The final form of the 29G Construction Contracts will be mutually agreeable to Buyer and 29G Seller.  29G Seller shall perform all of the obligations of the property owner under each of the 29G Construction Contracts from the Effective Date until the Closing Date, and, at Closing 29G Seller shall assign, and Buyer shall assume, all of 29G Seller’s obligations under the 29G Construction Contracts (which shall include, without limitation, all outstanding amounts owed and other liabilities thereunder).  29G Seller covenants to not modify any 29G Construction Contract without the prior consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed.  At Closing, (I) 29G Seller shall receive reimbursement for (A) the costs incurred as of the Effective Date by 29G Seller in connection with the development of the improvements on Parcel 29G (which costs are set forth on Exhibit DD attached hereto (the “29G Construction Costs”)), and (B) any additional costs incurred by 29G Seller in connection with the construction of the 29G Building between the Effective Date and the Closing Date, including those costs incurred under the 29G Construction Contracts, are otherwise consistent with the 29G budget posted in the War Room as of the Effective Date, or are reasonably approved by Buyer (collectively, the “29G Construction Costs”), and (II) The Winkler Family Trust (the “Trust”) and Buyer shall enter into a master lease payment agreement for the building being constructed on Parcel 29G in the form of Exhibit EE attached hereto.

(i)    Each of Buyer and the Seller of Parcel 20 located in TransDulles Centre (the “Parcel 20 Seller”) acknowledge and agree that Parcel 20 Seller has entered into a letter of intent with, and is currently negotiating a build-to-suit lease with Universal Technical Institute or its affiliate (collectively “UTI”) for approximately 150,000 rentable square feet of space (the “Parcel 20 Minimum Space”) within a building to be constructed on a portion of the Parcel 20 Land (the “Parcel 20 Building”).  In the event UTI and Parcel 20 Seller terminate negotiations, Parcel 20 Seller shall market the Parcel 20 Building and seek to enter into one or more leases for no less than the Parcel 20 Minimum

Space with tenants having a comparable financial capacity of other tenants of similar space within TransDulles Centre that are reasonably acceptable to Buyer and identified by Parcel 20 Seller prior to the Closing Date (“Parcel 20 Comparable Tenants”).   Parcel 20 Seller agrees to consult with Buyer during the negotiation of such the UTI lease or other leases (including without limitation, consulting with Buyer about the costs anticipated to be incurred in negotiating such leases), and agrees that Buyer shall have the right to approve any such leases, which approval shall not be unreasonably withheld, conditioned or delayed.  Buyer agrees to reimburse Parcel 20 Seller at Closing for all costs incurred by Parcel 20 Seller in connection with such leases, including, without limitation, hard costs, soft costs, all tenant inducement costs and the cost of any leasing commissions, and from and after the Closing Date shall continue to fund costs reasonably necessary to procure such UTI lease or other leases, which costs shall be subject to Buyer’s reasonable approval.  If Parcel 20 Seller procures a lease with UTI or one or more Parcel 20 Comparable Tenants, signed by the tenant(s), for no less than the Parcel 20 Minimum Space on or before the date that is two hundred seventy (270) days after the Closing Date, Buyer shall pay to Parcel 20 Seller a Purchase Price increase in the sum of ********** within two (2) Business Days after submission of a lease or leases signed by the tenants thereunder; provided, however, if any lease(s) contain Tenant Contingencies (as defined below), such ********** payment shall be delayed until the Tenant Contingencies are satisfied or waived, provided such Tenant Contingencies are not required to be satisfied prior to the expiration of such 270 day period.  As used herein, the term “Tenant Contingencies” shall mean any contingencies that would permit a tenant to terminate its lease prior to the commencement of the lease term, such as due diligence inspection, board approval, obtaining any special exception for zoning or other governmental approval, obtaining any tax incentives, but expressly excluding any contingencies in Buyer’s control (such as Buyer’s construction financing, or Buyer’s obligation to complete the Building).

Section 15.2.          Books and Records.  Upon Buyer’s request, for a period of eighteen (18) months after the Closing Date, Sellers shall make all of Sellers’ records with respect to the Properties which are in the possession of Sellers and/or Manager available to Buyer for inspection by Buyer’s designated accountants.

Section 15.3.          Change in Condition of Property Prior to Closing .  If and when Sellers obtain knowledge of the same, Sellers shall promptly notify Buyer of any material change in any condition with respect to the physical condition of the Properties or of any event or circumstance which makes any representation or warranty by Sellers under this Agreement materially untrue or misleading, or any covenant of Sellers under this Agreement incapable or materially less likely to be capable of being performed.

Section 15.4.          Deemed Consent.  Except as otherwise set forth herein, if Buyer’s consent is required under this Article XV, time being of the essence, and Buyer does not object in writing (stating its specific objections) within five (5) Business Days after Buyer’s receipt of written request for such consent, then Buyer will be deemed to have given such consent and will confirm such, consent in writing upon demand.

Section 15.5.          No Termination.  Notwithstanding anything to the contrary contained herein, Buyer shall not be entitled to terminate this Agreement and Sellers shall not be liable to Buyer, and Buyer shall not receive a reduction in, or a credit against, the Purchase Price, in the event any Tenant vacates its premises, defaults under its Lease in any respect, or if any Tenant terminates its Lease in accordance with rights granted Tenant under the terms of its Lease, prior to the Closing Date, unless as the result of a default by any Seller beyond applicable notice and cure periods set forth in the Lease.

Section 15.6.          Continued Operation by Sellers.  Sellers, at their cost, subject to Section 15.1, will, so long as the other party thereto is not in default thereunder, continue to perform and observe in all material respects all of the covenants and conditions required to be performed by Sellers in the same manner as presently performed and observed by Sellers under (a) the Leases, (b) Service Contracts, (c) the Permitted Encumbrances, (d) any note, indenture, mortgage or deed of trust affecting the Properties, and (e) any Permits; provided, however, that the foregoing agreement shall not limit Sellers’ rights to terminate any of the foregoing agreements to the extent otherwise permitted hereunder.

ARTICLE XVI.

CASUALTY AND CONDEMNATION

Section 16.1.          Condemnation.  If, prior to the Closing Date, all or any portion of one or more Individual Properties other than a Material Taking of a portion of an Individual Property is taken by eminent domain (or is the subject of a pending taking which has not yet been consummated), the Seller of such Individual Property shall notify Buyer of such fact promptly after obtaining knowledge thereof.  In such event, there shall be no abatement of the Purchase Price and the Seller of such Individual Property shall assign to Buyer (without recourse) on the Closing Date the rights of such Seller to any portion of the award that has not been used by such Seller to restore or rebuild the applicable Individual Property, if any, for the taking, and Buyer shall be entitled to receive and keep all awards for the taking of the applicable Individual Property or such portion thereof.  Furthermore, Buyer shall have the right to approve any settlement with the applicable governmental authority, such approval not to be unreasonably withheld, conditioned or delayed. In the event there is a Material Taking of a portion of an Individual Property, Buyer shall have the right to terminate this Agreement as to the Individual Property or the Portfolio in which such Individual Property is located by delivering written notice to the applicable Sellers within ten (10) Business Days after receiving written notice of such Material Taking (which notice shall include all documentation related thereto in such Seller’s possession), in which event Buyer shall be entitled to a return of the portion of the Deposit allocable to such Individual Property or Portfolio, as applicable, provided that Buyer is not then in default hereunder after all applicable notice and cure periods, and a corresponding reduction in Purchase Price shall be made at Closing. As used herein, the term “Material Taking” shall mean a taking that (1) permits tenants that occupy more than fifteen percent (15%) in the aggregate of the rentable square feet of space within a Building to terminate their Leases, and such tenants do not waive such termination right in writing, or (2) requires more than ********** to repair, (3) materially and adversely affects a Building in a manner that cannot be repaired, (4) permanently takes a material portion of the parking spaces available to a Building, which would cost in excess of ********** to replace, (5) permanently materially and adversely impacts vehicular access to a Building, (6) as to undeveloped land, materially and adversely affects Buyer’s intended development of the land, or (7) that is not a condemnation of a leasehold interest.

Section 16.2.          Casualty.

(a)   If, prior to the Closing Date, a material part (as defined below) of any Individual Property is destroyed or damaged by fire or other casualty, the Seller of such Individual Property shall promptly notify Buyer of such fact (“Material Damage Notice”).    Thereafter, such Seller shall engage the Architect (as defined below) to certify to such Seller and Buyer, with reasonably adequate supporting documentation, whether the Available Restoration Funds (as defined below) are sufficient to restore such Individual Property to substantially its same condition and to provide sufficient revenue to replace rental revenue lost as a result of such casualty.   After the Architect makes its determination, Seller shall so notify Buyer in writing (the “Second Notice”), which shall contain Architect’s determination, and all supporting documentation.  If the Architect determines that the Available Restoration Funds are not sufficient to restore such Individual Property to substantially its same condition and to provide sufficient revenue to replace rental revenue lost as a result of such casualty, Buyer shall have the right to terminate this Agreement with respect to such Individual Property or the Portfolio in which such Individual Property is located, in which event Buyer shall be entitled to a return of the portion of the Deposit allocable to such Individual Property or Portfolio, as applicable, provided that Buyer is not then in default hereunder after all applicable notice and cure periods, and a corresponding reduction in the Purchase Price shall be made at Closing.  Such right of termination must be exercised by Buyer, if at all, within ten (10) Business Days after receipt of such Second Notice.  However, if (i) the Architect determines that the Available Restoration Funds are sufficient to restore such Individual Property to substantially its same condition and to provide sufficient revenue to replace rental revenue lost as a result of such casualty, or (ii) the damage or destruction constitutes less than a material part of an Individual Property, then (A) Buyer shall not have the right to terminate this Agreement, (B) the Purchase Price shall not be abated, (C) the Seller of such Individual Property shall assign to Buyer (without any recourse) on the Closing Date the rights of such Seller to the insurance proceeds (except to the extent already applied by Seller in effecting the repair and restoration, or to cover rent loss prior to closing), and (D) to the extent not already applied by Seller to effect the repair and restoration, Buyer shall be entitled to receive from such Seller the sum of the deductible, if any, and the Seller’s Contribution Amount.  As used herein, “Available Restoration Funds” means the sum of (x) the insurance proceeds (including rent loss insurance), (y) the amount of the deductible, if any, and (z) any additional amount Seller may elect to contribute to such restoration (the “Seller’s Contribution Amount”).  For the purposes hereof, a “material part” of an Individual Property shall mean damage to any portion of an Individual Property that  (1) permits tenant(s) who occupy in the aggregate more than fifteen percent (15%) of the rentable square feet of space within a Building to terminate their Leases, and such tenants do not waive such termination rights in writing, (2) destroys a material portion of the parking spaces available to a Building which cannot be replaced, or (3) Seller’s insurance company refuses to confirm in writing to Buyer that the damage shall be covered in full, subject only to the deductible.   As used herein, the “Architect” means an architect or other professional mutually and reasonably agreed upon by Buyer and Sellers.

                In furtherance hereof, in the event less than a material part of any Individual Property is damaged after the Effective Date, Sellers shall, in accordance with sound management practice, endeavor to repair such damage prior to the Closing Date, provided that if such repair is not completed by the Closing Date, the Closing shall not be postponed and the balance of the insurance proceeds shall be assigned to Buyer and Buyer shall receive a credit against the Purchase Price of the sum of the deductible, to the extent not already applied by Seller to effect the repair and restoration.  Notwithstanding anything herein to the contrary, in the event the Architect determines that any damage to a material part of an Individual Property cannot be repaired within nine (9) months, Buyer shall have the right to terminate this Agreement with respect to such Individual Property or Portfolio within ten (10) days after receiving notice of such determination, in which event Buyer shall receive a refund of the portion of the Deposit allocable to such Individual Property or Portfolio.

(b)   Sellers shall not enter into any settlement with the insurance carrier for any damage that constitutes a material part of an Individual Property without the consent of Buyer, which shall not be unreasonably withheld, conditioned or delayed.  If permitted by Sellers’ insurance carrier without any additional cost or expense, Sellers shall request that Buyer be named as an additional insured, as its interest may appear, under Sellers’ insurance policies described in Exhibit Z and, if so permitted, Sellers shall provide evidence thereof to Buyer.

Section 16.3.          Termination.  If this Agreement is terminated pursuant to this Article XVI, the portion of the Deposit allocable to the Individual Property that has been terminated shall be returned to Buyer, at which time this Agreement shall be null and void with respect to such Seller and such Individual Property, and neither party shall have any rights or obligations under this Agreement with respect to such Seller and such Individual Properties, except that the rights and obligations that, by their terms, expressly survive Closing, shall survive termination.

ARTICLE XVII.

NOTICES.

Section 17.1.          Notices.  Any notice, communication, request, reply or advice (collectively, “Notice”) provided for or permitted by this Agreement to be made or accepted by Buyer or any Seller must be in writing.  Notice may, unless otherwise provided herein, be given or served (a) by depositing the same in the United States mail, postage paid, certified, and addressed to the party to be notified, with return receipt requested, (b) by delivering the same to such party, or an agent of such party, in person or by commercial courier, (c) by facsimile transmission, evidenced by confirmed receipt and concurrently followed by a “hard” copy of same delivered to the party by mail, personal delivery or overnight delivery pursuant to clauses (a), (b) or (d) hereof, or (d) by depositing the same into custody of a nationally recognized overnight delivery service such as Federal Express, Overnight Express, UPS, Airborne Express, Emery or Purolator.  Notice sent in the manner hereinabove described (other than by facsimile) shall be effective upon receipt or refusal of delivery.  Notice given by facsimile shall be effective only if sent to the party to be notified between the hours of 8:00 a.m. and 7:00 p.m. of any Business Day with delivery made after such hours to be deemed received the following Business Day.  For the purposes of Notice, the addresses of Sellers, Buyer and Escrow Holder shall, until changed as hereinafter provided, be as set forth in this Article XVII.  Buyer and Sellers shall have the right from time to time to change their respective addresses, and each shall have the right to specify as its address any other address within the United States of America by at least five (5) days written Notice to the other party.  Notices shall be addressed as follows:

(a)   if to Sellers, to:

The Mark Winkler Company
4900 Seminary Road, Suite 900
Alexandria, Virginia 22311
Attention:  Randal B. Kell
Telephone:  (703) 578-7782
Facsimile:  (703) 578-7899

With a copy to:

The Mark Winkler Company
4900 Seminary Road, Suite 900
Alexandria, Virginia 22311
Attention:  William C. Nussbaum
Telephone: (703) 578 7798
Facsimile:  (703) 578 7899

And a copy to:

Pillsbury Winthrop Shaw Pittman LLP
2300 N Street, N.W.
Washington, D.C. 20037
Attention:  John Engel
Telephone: (202) 663-8863
Facsimile: (202) 663-8007

(b)   if to Buyer, to:

Duke Realty Corporation
3950 Shackleford Road, Suite 300

Duluth, Georgia 30096-8268
Attention:  Howard Feinsand
Telephone: (770) 717-3267
Facsimile: (770) 717-3314

With a copy to:

James G. Farris, Jr.
Alston & Bird LLP
1201 West Peachtree Street
Atlanta, Georgia 30309-3424
Telephone: (404) 881-7896
Facsimile: (404) 253-8587

or to such other person and/or address as shall be specified by either party in a notice given to the other pursuant to the provisions of this Article XVII.  This article shall survive Closing or the earlier termination of this Agreement.

ARTICLE XVIII.

INVESTMENT BANKER AND BROKER.

Section 18.1.          Investment Banker and Broker.  Buyer warrants and represents to Sellers that Buyer has not dealt or negotiated with any investment banker, broker or other person that could claim a commission, fee or other compensation by reason of having dealt with Buyer in connection with this transaction, other than Goldman, Sachs & Co. and The Mark Winkler Company, in connection with the transaction contemplated by this Agreement.  Buyer shall indemnify, defend and hold harmless Sellers from and against any and all losses, costs, liens, claims, liabilities or damages (including, but not limited to, reasonable attorneys’ fees and disbursements) resulting from a breach of the foregoing representation or any claim that may be made by any investment banker, broker or other person, other than Goldman, Sachs & Co. and The Mark Winkler Company, claiming a commission, fee or other compensation by reason of having dealt with Buyer in connection with this transaction including, without limitation, any loss, liability, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in enforcing this indemnity.  Sellers warrant and represent to Buyer that, other than Goldman, Sachs & Co. and The Mark Winkler Company (collectively, the “Sellers’ Representatives”), Sellers have not dealt or negotiated with any investment banker or broker in connection with this transaction.  Sellers hereby agree to pay Sellers’ Representatives any brokerage commissions, fees or other compensation which may be due or payable.  Sellers shall indemnify, defend and hold harmless Buyer from and against any and all losses, costs, liens, claims, liabilities or damages (including, but not limited to, reasonable attorneys’ fees and disbursements) resulting from a breach of the foregoing representation or any claim that may be made by any investment banker, broker or other person claiming a commission, fee or other compensation by reason of having dealt with Sellers in connection with this transaction including, without limitation, any loss, liability, damages, costs and expenses (including reasonable attorneys’ fees and disbursements) incurred in enforcing this indemnity.  This Article XVIII shall survive the Closing or termination of this Agreement until the Survival Date set forth in Section 24.9(a) hereof.

ARTICLE XIX.

ASSIGNMENT.

Section 19.1.            Assignment.  Buyer shall not directly or indirectly assign or transfer this Agreement or any of its rights hereunder without Sellers’ prior written consent in each instance, which consent may be granted or withheld in Sellers’ sole and absolute discretion; provided, however, Seller hereby consents to Buyer assigning this Agreement to one or more entities at Closing (a) that are either controlling or controlled by Buyer or (b) in which Buyer, or any affiliate of Buyer, is an investor, member or partner.  No consent given by Sellers to any assignment shall be construed as a consent to any other assignment, and any unpermitted assignment made by Buyer shall be void.  In the event the rights and obligations of Buyer shall be assigned as aforesaid, the assignee will be substituted in place of Buyer in the documents executed or delivered pursuant to this Agreement and shall assume in writing all of Buyer’s duties and obligations hereunder; provided, however, that such assignment and assumption shall not relieve Buyer of its obligations hereunder, and that Buyer and such assignee shall remain jointly and severally liable for all obligations of the Buyer hereunder.

ARTICLE XX.

FURTHER ASSURANCES.

Section 20.1.          Further Assurances.  The parties agree to do such other and further acts and things, and to execute and deliver such instruments and documents, as either may reasonably request from time to time, on or after the Closing Date, at the cost of the requesting party in furtherance of the purposes of this Agreement and consistent with the terms hereof.  The provisions of this Article XX shall survive the Closing until the Survival Date set forth in Section 24.9(a) hereof.

ARTICLE XXI.

CONFIDENTIALITY.

Section 21.1.          Confidentiality.  Buyer acknowledges and agrees that terms of this Article XXI shall supersede in its entirety the confidentiality agreement executed by Buyer in favor of Sellers prior to the Effective Date (the “Confidentiality Agreement”).  Without in any way limiting the foregoing, Buyer agrees that each of the following shall be kept strictly confidential in accordance with the terms hereof:  (i) the existence of and subject matter of this Agreement and all of the terms hereof (including the Purchase Price); and (ii) any and all materials and information provided by Sellers or made available to Buyer, including, without limitation, the Due Diligence Materials; and (iii)

the reason for any termination of this Agreement (if applicable).  Without in any way limiting the foregoing, prior to Closing, Buyer expressly agrees not to have any discussions regarding, or share any information relating to, this Agreement or the terms hereof, with any Tenant except as otherwise specifically permitted under this Agreement.  Notwithstanding the foregoing, the confidentiality provisions of this Section 21.1 shall not apply to disclosures to governmental agencies having jurisdiction over either Buyer or Seller, or other communications with their direct and indirect investors, lenders, professional advisors assisting with the transactions contemplated herein and employees regarding this Agreement and/or the transactions contemplated herein (each a “Confidence Party”), without the consent of the other; provided that each Confidence Party shall agree to be bound by the terms of this Article XXI, and if requested by the disclosing party, shall be obligated to execute and deliver a confidentiality agreement confirming that such Confidence Party is bound by the terms of this Article XXI.  The provisions of this Section 21.1 shall survive Closing or the termination of this Agreement until the applicable Survival Date set forth in Section 24.9 (a) hereof.

ARTICLE XXII.

PUBLIC DISCLOSURE - PRESS RELEASES.

Section 22.1.          Public Disclosure.  Except to the extent required by law, prior to Closing, Sellers and Buyer each agree that it will not issue any press release or advertisement with respect to this Agreement or the transactions contemplated hereby without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld or delayed.  If Sellers or Buyer are required by law to issue such a press release or other public communication, at least one (1) Business Day prior to the issuance of the same such party shall deliver a copy of the proposed press release or other public communication to the other party hereto for its review and approval.  Notwithstanding the foregoing, Sellers and Buyer may make an announcement to, and make any other required filings with governmental agencies having jurisdiction over either Buyer or Sellers, otherwise communicate with, its direct and indirect investors, lenders and employees regarding this Agreement and/or the transactions contemplated herein, without the consent of the other.  The provisions of this Section 22.1 shall survive Closing or the earlier termination of this Agreement until the Survival Date set forth in Section 24.9(a).

ARTICLE XXIII.

DISBURSEMENTS BY ESCROW HOLDER.

Section 23.1.          Actions by Escrow Holder.  Upon the Closing, Escrow Holder shall disburse all funds deposited with Escrow Holder on account of the Purchase Price to Sellers as Sellers may direct or in accordance with a closing statement prepared by Escrow Holder and approved by Sellers and Buyer.

ARTICLE XXIV.

MISCELLANEOUS.

Section 24.1.          Entire Agreement.  This Agreement and the Exhibits attached hereto, together with Seller’s Documents and Buyer’s Documents, constitute the entire agreement between the parties with respect to the subject matter hereof, and all understandings and agreements heretofore or simultaneously had between the parties are merged in, superseded by and contained in this Agreement.

Section 24.2.          Modification.  This Agreement may not be waived, changed, modified or discharged orally, but only by an agreement in writing signed by the parties hereto; and any consent, waiver, approval or authorization (other than deemed consents or approvals) shall be effective only if signed by the party granting such consent, waiver, approval or authorization.

Section 24.3.          Captions.  The table of contents, captions, Section and Article titles and Exhibit and Schedule names contained in this Agreement are for convenience and reference only and shall not be used in construing this Agreement.

Section 24.4.          Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws of the Commonwealth of Virginia and not the conflicts of laws provisions thereof, without the aid of any custom, canon or rule of law requiring construction against the draftsman.  Without limiting the foregoing, any questions relating to the status of title and conveyance documents delivered on the Closing Date shall be governed by the internal laws of the Commonwealth of Virginia and not the conflicts of laws provisions thereof.  In any such litigation the parties to this Agreement waive personal service of any summons, complaint, or other process, and agree that service thereof may be made as provided in Article XVII above.

Section 24.5.          References.  The terms “hereof,” “herein,” and “hereunder” and words of similar import, shall be construed to refer to this Agreement as a whole, and not to any particular article or provision, unless expressly so stated.  All words or terms used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require.

Section 24.6.          Certain Definitions.  The following terms used but not otherwise defined herein shall have the following meanings:

(a)           “Business Day” shall mean any day other than a Saturday, Sunday or bank holiday in the Commonwealth of Virginia or any holiday when the federal government in the District of Columbia is closed.

(b)           “Person” shall mean any natural person, a partnership, a corporation, limited liability company, a business trust and any other form of business or legal entity.

(c)           “Commercially reasonable efforts” as used herein shall not obligate Sellers to pursue litigation or any other enforcement action or to incur more than ******** in the aggregate under this Agreement.  Buyer’s assertion that Sellers have not exercised commercially reasonable efforts shall not be the basis for the declaration of a Seller default hereunder.

Section 24.7.          Exhibits.  The Exhibits attached hereto are hereby made part of this Agreement.

Section 24.8.          Successors and Assigns.  Subject to the provisions of Article XIX above, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.  None of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party except for the Released Parties pursuant to the terms hereof.

Section 24.9.          Survival.  (a) The acceptance by Buyer from each Seller of the Deeds and related closing documents referred to in Article XIII above shall be deemed to be an acknowledgment, for all purposes, of the full performance and discharge of every representation, agreement and obligation on the part of each Seller to be performed by it pursuant to the provisions of this Agreement, except for the following provisions which are to survive the Closing (or, as applicable, any termination of this Agreement) until the Survival Date and any other provisions of this Agreement which are specifically stated to survive the Closing (or, as applicable, any termination of this Agreement).  The “Survival Date” shall mean the following with respect to the Articles or Sections set forth below:

                (i)            The following Articles or Sections shall survive indefinitely subject to applicable statute of limitations:

Section 3.6 (No Representation Regarding Due Diligence Materials),

Section 3.7 (Buyer Investigation Indemnity),

Section 3.8 (Return of Information Upon Termination),

Sections 8.1 (a)-(b), and (k) (Seller’s Corporate and Entity Representations),

Sections 8.2, 8.3, 8.4, 8.5, 8.6 and 8.7 (Limitations on Seller’s Representations),

Article IX (Buyer’s Representations),

Article XII (Condition of Properties; Release of Claims),

Article XIV (Default, Damages, Limitation of Liability),

Article XVII (Notices),

Article XVIII (Investment Banker and Broker), and

Article XXIV (Miscellaneous).

(ii)  The following Articles and Sections shall survive until December 28, 2006:

Article IV (Assessments),

Article V (Expenses),

Article VI (Prorations),

Sections 8.1(f)-(j) (Seller’s Representations),

Article XI (Tax Reassessment or Reduction Proceedings),

Section 13.1(n) and (p) (Deliveries at Closing),

Section 15.2 (Books and Records),

Article XX (Further Assurances),

Article XXI (Confidentiality), and

Article XXII (Disclosure).

(iii)  Section 15.2 shall survive for a period of eighteen months after the Closing Date.

(b)           Notice of any claim made by Buyer or Sellers on the basis of a breach of a provision of this Agreement which survives the Closing (or, as applicable, any termination of this Agreement) shall be given on or before the applicable Survival Date.  In the event that either party shall fail to give such written notice prior to the applicable Survival Date, such party shall be deemed to have waived all claims in connection with any such provision.  Any litigation with respect to such claim shall be commenced within sixty (60) days after the applicable Survival Date.  Time shall be of the essence with respect to giving notice hereunder and commencing any litigation.

(c)           The provisions of this Section 24.9 shall survive the Closing or, as applicable, any termination of this Agreement, indefinitely.

Section 24.10.        Attorneys’ Fees.  If any party obtains a judgment (including a judgment ordering specific performance) against any other party by reason of breach of this Agreement, reasonable attorneys’ fees and disbursements as fixed by the court shall be included in such judgment.

Section 24.11.        Severability.  If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be held invalid or unenforceable, the remainder of this Agreement or the application of such provision to the person or circumstance other than those in respect of which it is invalid or unenforceable, except those provisions which are expressly made subject to or conditioned upon such invalid or unenforceable provisions, shall not be affected thereby.

Section 24.12.        Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which, when taken together, shall be deemed one and the same instrument.

Section 24.13.        Recordation.  Neither Sellers nor Buyer may record this Agreement or any memorandum hereof.

Section 24.14.        Time of Essence.  Time is of the essence of this Agreement.  In the computation of any period of time provided for in this Agreement or by law, the day of the act or event from which the period of time runs shall be excluded, and the last day of such period shall be included, unless it is a Saturday, Sunday, or legal holiday, in which case the period shall be deemed to run until the end of the next day which is not a Saturday, Sunday, or legal holiday.

Section 24.15.        Escrow Holder.  Buyer, Seller and Escrow Holder each acknowledge and agree that Escrow Holder is executing this Agreement solely for the purpose of acknowledging its obligations set forth in Article II and Section 23.1 hereof.

This Agreement shall be deemed to be binding and effective upon execution by Buyer and Seller and when the Deposit is posted (as required hereunder).  Amendments to this Agreement shall not require the consent of Escrow Holder to be effective unless affecting the rights or obligations of Escrow Holder under this Agreement.

Section 24.16.        Binding Agreement.  The submission of an unsigned copy of this Agreement to Buyer or Sellers shall not constitute an offer or option to buy or sell the Property.  This Agreement shall become effective and binding only upon execution and delivery by both Sellers and Buyer.

Section 24.17.        No Third-Party Beneficiaries.  This Agreement shall not confer any rights or obligations upon any person other than the parties to this Agreement and their respective successors and permitted assigns.

Section 24.18.        WAIVER OF TRIAL BY JURY.  THE SELLERS AND THE PURCHASER HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER ARISING IN TORT OR CONTRACT) BROUGHT BY EITHER AGAINST THE OTHER ON ANY MATTER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT.  THE PROVISIONS OF THIS SECTION SHALL SURVIVE THE CONSUMMATION OF THE TRANSACTION CONTEMPLATED BY THE TERMS OF THIS AGREEMENT OR EARLIER TERMINATION OF THIS AGREEMENT.

[THE REMAINDER OF THE PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement under seal as of the day and year first above written.

BUYER:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana limited partnership

By:  DUKE REALTY CORPORATION,
an Indiana corporation,
its sole general partner

By:	/s/ Howard L. Feinsand [Seal]
Name:	Howard L. Feinsand
Title:	Executive Vice President,
General Counsel and Corporate
Secretary

SELLERS:

By:	[Seal]
Name:
Title:

[Sellers’ Signatures Attached on Following Pages]

ESCROW HOLDER:

FIRST AMERICAN TITLE INSURANCE COMPANY

By:	[Seal]
Name:
Title:

SCHEDULE 3.1(a)-1

FIRST AMENDMENT TO COMMERCIAL MULTI-PROPERTY AGREEMENT OF PURCHASE AND SALE

THIS FIRST AMENDMENT TO COMMERCIAL MULTI-PROPERTY AGREEMENT OF PURCHASE AND SALE (this “First Amendment”) is made as of February 28, 2006, by and among the entities listed on Schedule 1-A attached hereto (each, a “Seller” and collectively, the “Sellers”), and DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (“Buyer”).

RECITALS:

R-1.                                                                         Buyer and Sellers entered into that certain Commercial Multi-Property Agreement of Purchase and Sale, dated January 24, 2006, (the “Agreement”), wherein, inter alia, Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, certain improved and unimproved real property more particularly described in Exhibit A of the Agreement.

R-2.                                                                         Simultaneously with this First Amendment, Buyer is purchasing a portion of the Properties through various assignees controlled by Buyer.

R-3.                                                                         Buyer and Seller have agreed to amend the Agreement pursuant to the terms of this First Amendment.

AGREEMENTS:

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid from each party to the other, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.             Definitions.  Unless otherwise provided herein, all capitalized terms not expressly defined in this First Amendment shall have the meanings ascribed to such terms in the Agreement.

2.             Reduction in Purchase Price.  Pursuant to Section 6.3 of the Agreement, and agreement between the parties, the Purchase Price for the Properties being acquired on or about this day is hereby amended and allocated to the Properties being acquired as of this date as more particularly described on Exhibit A attached hereto (the Properties listed on Exhibit A hereto are referred to as the “First Phase Properties”). The parties acknowledge that the Purchase Price allocated to **** ** **********, *********, ******** includes a credit to Buyer of ********, in addition to adjustments pursuant to Section 6.3 of the Agreement (which ******** reduction is included in the amended Purchase Price for said Property in Exhibit A attached hereto).

3.             Closing Date.  Notwithstanding anything to the contrary contained in the Agreement, Sellers and Buyer acknowledge that the properties described on Exhibit B hereto

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 (collectively, the “Delayed Properties” and each a “Delayed Property”) will not close at the same time as the First Phase Properties, due to delays in finalizing the assignment and assumption of Outstanding Loans for the Delayed Properties.  Sellers and Buyer waive any and all rights they may have to terminate the Agreement solely as a result of all of the Properties not closing on the same date.  Closing for each Delayed Property shall occur within five (5) Business Days after the loan assumption for the Outstanding Loan related to each Delayed Property is approved by the Existing Lender, and all documents and other conditions required by the Existing Lender have been satisfied, and all other conditions to Closing set forth in the Agreement are satisfied as it relates to such Delayed Property; provided, however, all Closings shall occur, if at all, by May 3, 2006. The parties acknowledge that Closings for each Delayed Property are not contingent on Closings for any other Delayed Property; except that Buyer shall not be required to acquire **** **, unless and until Buyer has acquired **** *** and that Closing of **** ** may occur after the Closing of **** ***.  For Delayed Properties, all references in the Agreement to “Closing” shall mean the Closing for each such Delayed Property.  Notwithstanding the foregoing, nothing contained in this Section 3 shall affect the Closing on ******* ****** ***, which is governed by Exhibit BB to the Agreement.

4.             Estoppels for Delayed Properties.  If Sellers have satisfied the estoppel requirements for any Portfolio by delivering a Seller’s Estoppel for any Delayed Property, Seller shall update said Seller’s Estoppel stating the current status of facts at the Closing of such Delayed Property.

5.             ****** ** — ***********.  Notwithstanding anything herein to the contrary, each of **************** ****** ******* *********** (the “*** ******”) and Buyer acknowledge and agree that, pursuant to the request of Buyer, *** ****** is conveying title to a certain portion of real property in *********** ****** commonly known as “****** **” to *********** ***** *** (an assignee of Buyer) rather than conveying the same to *********** *********, *** (another assignee of Buyer) together with other real property and buildings in TransDulles Center owned by *** ****** (the “*** ******** ********”). *********** *********, *** and *********** **** *** are collectively referred to as the “*** ******” Without waiving any other claims that Buyer (or *** ******, as assignee of Buyer) may have against *** ****** under the Agreement, in the event Buyer’s election to have ****** ** and the *** ******** ******** conveyed to two separate buyers, rather than one single buyer hereunder, causes any representations, warranties or covenants of *** ****** to be untrue, or conditions to Buyer’s or *** ******* obligations to Close to be unsatisfied, or causes any portion of ****** ** or any portion of the *** ******** ******** to be in violation of any title, zoning (including subdivision) or other requirements, any such failure of representation, warranty or covenant, or the Property’s violation of any such title, zoning or other matter, shall not be the basis of a *** ****** default hereunder and shall not excuse *** ******* performance of its obligations under this Agreement, and shall not be the basis of any claim against *** ****** hereunder after Closing.  The terms of this paragraph shall survive Closing indefinitely.

6.             Facsimile Signatures; Counterparts.  This First Amendment may be executed in multiple counterparts, each of which shall be enforceable against the party signing

2

same, and all of which together shall constitute a single and enforceable agreement.  Executed counterparts of this First Amendment may be delivered by either party via facsimile or telecopy transmission, and any such transmission shall be deemed effective and binding on the party effecting such delivery.  Any party effecting delivery of this First Amendment by facsimile or telecopy transmission shall not use as a defense against the enforceability hereof the fact that any signatures so transmitted are not original.

7.             Reaffirmation of Purchase Agreement.  Except as expressly set forth in this First Amendment, neither the Agreement nor any provision thereof has been or is hereby amended.  In furtherance of, and without in any manner limiting the foregoing, Buyer and Seller each hereby agree and acknowledge that the Agreement, as amended hereby, remains in full force and effect and is hereby affirmed, confirmed and reaffirmed.

[Signature Pages to Follow]

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                IN WITNESS WHEREOF, Buyer and Sellers have executed and delivered this First Amendment under seal as of the date first hereinabove written.

SELLERS:
[Sellers’ Signatures Attached on Following Page]

BUYER:

DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership

By:	Duke Realty Corporation, an Indiana corporation, its sole general partner

	By:	/s/ Howard L. Feinsand	[Seal]
	Name:	Howard L. Feinsand
	Title:	Executive Vice President, General Counsel and Secretary

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**** ******** **********

With respect to **** ******	** ASSOCIATES LIMITED PARTNERSHIP,
************ *********:	a Virginia limited partnership

	By:	MCOP, Inc., a Virginia corporation, its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** *****	** ASSOCIATES LIMITED PARTNERSHIP,
************ *********:	a Virginia limited partnership

	By:	MCOP, Inc., a Virginia corporation, its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** ******:	** ASSOCIATES LIMITED PARTNERSHIP,
************ *********:	a Virginia limited partnership

	By:	MCOP, Inc., a Virginia corporation, its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** *****	** ASSOCIATES LIMITED PARTNERSHIP,
********** ******:	a Virginia limited partnership

	By:	MCOP, Inc., a Virginia corporation, its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** *****	**** ***** ********** ASSOCIATES LIMITED
********** ******:	PARTNERSHIP, a Virginia limited partnership

	By:	**** ***** ********** ******, Inc., a Virginia corporation, its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** *****	**** ***** ********** ASSOCIATES LIMITED
********** ******:	PARTNERSHIP, a Virginia limited partnership

	By:	**** ***** ********** ******, Inc., a Virginia corporation, its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** *****	**** ****** ***** II LIMITED PARTNERSHIP,
********** ******:				a Virginia limited partnership

	By:	Plaza II, Inc., a Virginia corporation, its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** *****	**** ****** ***** II LIMITED PARTNERSHIP,
********** ******:	a Virginia limited partnership

	By:	Plaza II, Inc., a Virginia corporation,
its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** *****	**** ***** ********** ASSOCIATES LIMITED
********** ******:	PARTNERSHIP, a Virginia limited partnership

	By:	MCOP, Inc., a Virginia corporation,
its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** *****	**** ***** ********** ******LIMITED
********** ******:	PARTNERSHIP, a Virginia limited partnership

	By:	**** ***** **********, Inc., a Virginia
corporation, its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to ****	PLAZA I-A ASSOCIATES LIMITED PARTNERSHIP,
******** ****:	a Virginia limited partnership

	By:	Plaza I-A, Inc., a Virginia corporation,
its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** ****	****** *** ASSOCIATES LIMITED PARTNERSHIP,
****** ***** ******	a Virginia limited partnership

	By:	****** ***, Inc., a Virginia corporation,
its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** ******	MARK CENTER PROPERTIES LIMITED
***** **********:	PARTNERSHIP, a Virginia limited partnership

	By:	Mark Center Properties, Inc., a Virginia
corporation, its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

*********** *********

With respect to ***********	WINKLER-SOUTHERN TOWERS LIMITED
******:	PARTNERSHIP, a Virginia limited partnership

	By:	Winkler-TDC LLC, a Virginia limited
liability company, its sole general partner

		By:	The Family Trust Under the Last Will
and Testament of Mark Winkler,
Deceased, its sole member

			By:	/s/ Randal B. Kell
				Name:	Randal B. Kell
				Title:	Trust Manager

With respect to ****** **:	WINKLER-SOUTHERN TOWERS LIMITED
PARTNERSHIP, a Virginia limited partnership

	By:	Winkler-TDC LLC, a Virginia limited
liability company, its sole general partner

		By:	The Family Trust Under the Last Will
and Testament of Mark Winkler,
Deceased, its sole member

			By:	/s/ Randal B. Kell
				Name:	Randal B. Kell
				Title:	Trust Manager

With respect to ****** **:	****** ** ASSOCIATES LIMITED PARTNERSHIP,
a Virginia limited partnership

	By:	W Investment VII, LLC, a Virginia limited
liability company, its sole general partner

		By:	The Family Trust Under the Last Will
and Testament of Mark Winkler,
Deceased, its sole member

			By:	/s/ Randal B. Kell
				Name:	Randal B. Kell
				Title:	Trust Manager

With respect to ****** **:	****** ** ASSOCIATES LIMITED PARTNERSHIP,
a Virginia limited partnership

	By:	W Investment VI LLC, a Virginia limited
liability company, its sole general partner

		By:	Mark Center Properties Limited
Partnership, a Virginia limited
partnership, its sole member

			By:	Mark Center Properties, Inc., a
Virginia corporation, its sole
general partner

			By:	/s/ Randal B. Kell
				Name:	Randal B. Kell
				Title:	President

********** *********

With respect to *******	****** ** ASSOCIATES LIMITED PARTNERSHIP,
****** *:	a Virginia limited partnership

	By:	****** **, Inc., a Virginia corporation,
its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to *******	****** ** ASSOCIATES LIMITED PARTNERSHIP,
****** **:	a Virginia limited partnership

	By:	****** ** LLC, a Virginia limited liability
company, its sole general partner

		By:	The Mark Winkler Company, a Virginia
corporation, its sole manager

			By:	/s/ Randal B. Kell
				Name:	Randal B. Kell
				Title:	Chief Executive Officer

With respect to *******	******* ****** *** ASSOCIATES LIMITED
****** ***:	PARTNERSHIP, a Delaware limited partnership

	By:	** ***, LLC, a Delaware limited liability company, its sole general partner

		By:	The Mark Winkler Company, a Virginia
corporation, its sole manager

			By:	/s/ Randal B. Kell
				Name:	Randal B. Kell
				Title:	Chief Executive Officer

With respect to *******	****** **/*** * LLC,
****** **:	a Virginia limited liability company

	By:	The Mark Winkler Company, a Virginia
corporation, its sole manager

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	Chief Executive Officer

With respect to **** * * **:	****** *** ASSOCIATES LIMITED PARTNERSHIP,
a Virginia limited partnership

	By:	****** *** Inc., a Virginia corporation,
its sole manager

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** ***:	**** ********** ASSOCIATES LIMITED
PARTNERSHIP, a Virginia limited partnership

	By:	**** **********, Inc., a Virginia corporation,
its sole manager

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

With respect to **** **:	**** ********** ASSOCIATES LIMITED
PARTNERSHIP, a Delaware limited partnership

	By:	**** **********, LLC, a Delaware limited liability
company, its sole general partner

		By:	The Mark Winkler Company, a Virginia
corporation, its sole manager

			By:	/s/ Randal B. Kell
				Name:	Randal B. Kell
				Title:	Chief Executive Officer

With respect to ****** ***:	****** *** ASSOCIATES LIMITED PARTNERSHIP,
a Delaware limited partnership

	By:	****** ***, LLC, a Delaware limited liability
company, its sole general partner

		By:	The Mark Winkler Company, a Virginia
corporation, its sole manager

			By:	/s/ Randal B. Kell
				Name:	Randal B. Kell
				Title:	Chief Executive Officer

With respect to ****** **:	W INVESTMENT VIII, L.P.,
a Delaware limited partnership

	By:	W Investment VIII, LLC, a Delaware limited
liability company, its sole manager

		By:	The Mark Winkler Company, a Virginia
corporation, its sole general partner

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	Chief Executive Officer

With respect to ****** **:	W INVESTMENT VIII, L.P.,
a Delaware limited partnership

	By:	W Investment VIII, LLC, a Delaware limited
liability company, its sole general partner

		By:	The Mark Winkler Company, a Virginia
corporation, its sole manager

			By:	/s/ Randal B. Kell
				Name:	Randal B. Kell
				Title:	Chief Executive Officer

SECOND AMENDMENT TO COMMERCIAL MULTI-PROPERTY AGREEMENT OF

PURCHASE AND SALE

THIS SECOND AMENDMENT TO COMMERCIAL MULTI-PROPERTY AGREEMENT OF PURCHASE AND SALE (this “Second Amendment”) is made as of March 10, 2006, by and among the entities listed on Schedule 1-A attached hereto (each, a “Seller” and collectively, the “Sellers”), and DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (“Buyer”).

RECITALS:

R-1.

Buyer and Sellers entered into that certain Commercial Multi-Property Agreement of Purchase and Sale, dated January 24, 2006, as amended by that certain First Amendment to Commercial Multi-Property Agreement of Purchase and Sale, dated February 28, 2006 (collectively, the “Agreement”), wherein, inter  alia, Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, certain improved and unimproved real property more particularly described in Exhibit A of the Agreement (individually a “Property” and together the “Properties”).

R-2.	Simultaneously with this Second Amendment, Buyer is purchasing a portion of the Properties through various assignees controlled by Buyer.

R-3.	Buyer and Sellers have agreed to amend the Agreement pursuant to the terms of this Second Amendment.

AGREEMENTS:

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid from each party to the other, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.             Definitions.    Unless otherwise provided herein, all capitalized terms not expressly defined in this Second Amendment shall have the meanings ascribed to such terms in the Agreement.

2.             Reduction in Purchase Price.    Pursuant to Section 6.3 of the Agreement, and agreement between the parties, the Purchase Price for the Properties being acquired on the date hereof is hereby amended and allocated to such Properties as more particularly described on Exhibit A attached hereto (the Properties listed on Exhibit A hereto are referred to as the “Second Phase Properties”).

3.             Facsimile Signatures; Counterparts.    This Second Amendment may be executed in multiple counterparts, each of which shall be enforceable against the party signing same, and all of which together shall constitute a single and enforceable agreement.  Executed counterparts of this Second Amendment may be delivered by either party via facsimile or telecopy transmission, and any such transmission shall be deemed effective and binding on the party effecting such delivery.  Any party effecting delivery of this Second Amendment by facsimile or telecopy transmission shall not use as a defense against the enforceability hereof the fact that any signatures so transmitted are not original.

4.             Reaffirmation of Purchase Agreement.    Except as expressly set forth in this Second Amendment, neither the Agreement nor any provision thereof has been or is hereby amended.  In furtherance of, and without in any manner limiting the foregoing, Buyer and Seller each hereby agree and acknowledge that the Agreement, as amended hereby, remains in full force and effect and is hereby affirmed, confirmed and reaffirmed.

[Signature Pages to Follow]

2

                IN WITNESS WHEREOF, Buyer and Sellers have executed and delivered this Second Amendment under seal as of the date first hereinabove written.

SELLERS:

[Sellers’ Signatures Attached on Following Page]

BUYER:

DUKE REALTY LIMITED PARTNERSHIP, an
Indiana limited partnership

By:	Duke Realty Corporation, an Indiana
corporation, its sole general partner

By:	/s/ Howard L. Feinsand	[Seal]
Name: Howard L. Feinsand
Title: Executive Vice President, General
Counsel and Secretary

[Signature Page of Second Amendment to Commercial Multi-Property P&S]

With respect to **** ***:	**** ********** ASSOCIATES LIMITED
PARTNERSHIP, a Virginia limited partnership

	By:	**** **********, Inc., a Virginia corporation,
its sole manager

		By:	/s/ Randal B. Kell
			Name:	Randal B. Kell
			Title:	President

[Signature Page of Second Amendment to Commercial Multi-Property P&S]

With respect to **** **:	**** ********** ASSOCIATES LIMITED
PARTNERSHIP, a Delaware limited partnership

	By:	**** **********, LLC, a Delaware limited
liability company, its sole general partner

		By:	The Mark Winkler Company, a Virginia
corporation, its sole manager

			By:	/s/ Randal B. Kell
				Name:	Randal B. Kell
				Title:	Chief Executive Officer

THIRD AMENDMENT TO COMMERCIAL MULTI-PROPERTY AGREEMENT OF PURCHASE AND SALE

THIS THIRD AMENDMENT TO COMMERCIAL MULTI-PROPERTY AGREEMENT OF PURCHASE AND SALE (this “Third Amendment”) is made as of April 21, 2006, by and between ****** ** ASSOCIATES LIMITED PARTNERSHIP (“Seller”), and DUKE REALTY LIMITED PARTNERSHIP, an Indiana limited partnership (“Buyer”).

RECITALS:

R-1.

Buyer and Seller and affiliates of Seller entered into that certain Commercial Multi-Property Agreement of Purchase and Sale, dated January 24, 2006, as amended by that certain First Amendment to Commercial Multi-Property Agreement of Purchase and Sale, dated February 28, 2006, as amended by that certain Second Amendment to Commercial Multi-Property Agreement of Purchase and Sale, dated March 10, 2006 (collectively, the “Agreement”), wherein, inter  alia, Buyer agreed to purchase from Seller, and Seller agreed to sell to Buyer, certain improved real property more particularly described in Exhibit A of the Agreement (the “Property”).

R-2.	Simultaneously with this Third Amendment, Buyer is purchasing the Property through an assignee controlled by Buyer.

R-3.	Buyer and Seller have agreed to amend the Agreement pursuant to the terms of this Third Amendment.

AGREEMENTS:

NOW, THEREFORE, in consideration of Ten Dollars ($10.00) in hand paid from each party to the other, the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Buyer and Seller hereby agree as follows:

1.             Definitions.           Unless otherwise provided herein, all capitalized terms not expressly defined in this Third Amendment shall have the meanings ascribed to such terms in the Agreement.

2.             Reduction in Purchase Price.  Pursuant to Section 6.3 of the Agreement, and agreement between the parties, the Purchase Price for the Property being acquired on the date hereof is hereby amended and allocated to such Property as more particularly described on Exhibit A attached hereto (the Property listed on Exhibit A hereto is referred to as the “Third Phase Property”).

3.             Facsimile Signatures; Counterparts.  This Third Amendment may be executed in multiple counterparts, each of which shall be enforceable against the party signing same, and all of which together shall constitute a single and enforceable agreement.  Executed counterparts of this Third Amendment may be delivered by either party via facsimile or telecopy transmission, and any such transmission shall be deemed effective and binding on the party effecting such delivery.  Any party effecting delivery of this Third Amendment by facsimile or telecopy transmission shall not use as a defense against the enforceability hereof the fact that any signatures so transmitted are not original.

4.             Reaffirmation of Purchase Agreement.          Except as expressly set forth in this Third Amendment, neither the Agreement nor any provision thereof has been or is hereby amended.  In furtherance of, and without in any manner limiting the foregoing, Buyer and Seller each hereby agree and acknowledge that the Agreement, as amended hereby, remains in full force and effect and is hereby affirmed, confirmed and reaffirmed.

[Signature Pages to Follow]

[Signature Page of Third Amendment to Commercial Multi-Property P&S]

2

                IN WITNESS WHEREOF, Buyer and Seller have executed and delivered this Third Amendment under seal as of the date first hereinabove written.

                SELLER:

****** ** ASSOCIATES LIMITED PARTNERSHIP,
a Virginia limited partnership

By:	****** ** LLC, a Virginia limited liability company, its sole general partner

	By:	The Mark Winkler Company, a Virginia corporation, its sole manager

	By:	/s/ Randal B. Kell
Name: Randal B. Kell
Title: Chief Executive Officer

BUYER:

DUKE REALTY LIMITED PARTNERSHIP,
an Indiana limited partnership

By:	Duke Realty Corporation, an Indiana corporation, its sole general partner

	By:	/s/ Howard L. Feinsand	[Seal]
	Name:	Howard L. Feinsand
	Title:	Executive Vice President, General Counsel and Secretary